                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         BAY VIEW CAPITAL CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

               NOTICE OF 1996 ANNUAL MEETING AND PROXY STATEMENT

                     [LOGO OF BAY VIEW CAPITAL CORPORATION]

                                                                 April 23, 1996

Dear Fellow Stockholder:

  On behalf of the Board of Directors and management of Bay View, I cordially invite you to attend the 1996 Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m. on May 23, 1996 at Bay View's main offices located at 2121 South El Camino Real, San Mateo, California 94403.

  In addition to the election of two directors of the Company, your Board of Directors is submitting for approval four important proposals. Stockholders are being asked to approve (i) the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors, (ii) the Outside Directors' Retirement Plan, as amended to freeze the vested accrued benefits and invest them in Company common stock, (iii) an amendment to the 1995 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder and (iv) an amendment to the 1989 Non-Employee Director Stock Option Plan to increase the annual automatic grant of stock options. The Board has carefully considered these proposals and believes that approval will better align the interests of directors and management with the interests of the other stockholders, significantly decrease the cost of the Company's outside director retirement program, and enhance the Board's ability to recruit and retain individuals on whom the continued success of the Company most depends. Accordingly, your Board of Directors unanimously recommends that you vote FOR the proposals.

  I encourage you to attend the meeting in person. Whether or not you do so, however, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Bay View additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

  Thank you for your attention to this important matter.

                                          Sincerely,

                                          /s/ John R. McKean

                                          John R. McKean
                                          Chairman of the Board

                         BAY VIEW CAPITAL CORPORATION
                           2121 SOUTH EL CAMINO REAL
                          SAN MATEO, CALIFORNIA 94403
                                (415) 573-7300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 23, 1996

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Bay View Capital Corporation (the "Company") will be held at Bay View's main offices located at 2121 South El Camino Real, San Mateo, California 94403, on May 23, 1996, at 2:00 p.m.

  A proxy card and a Proxy Statement for the Meeting are enclosed.

  The Meeting is for the purpose of considering and acting upon:

   I.  The election of two directors of the Company;

  II. The approval and adoption of the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors;

 III.  The approval and adoption of the amended Outside Directors' Retirement
       Plan;

  IV. The approval and adoption of an amendment to the 1995 Stock Option and Incentive Plan;

   V. The approval and adoption of an amendment to the 1989 Non-Employee Director Stock Option Plan; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 31, 1996 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for stockholders at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

  You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          /s/ Robert J. Flax

                                          Robert J. Flax
                                          Secretary

San Mateo, California
April 23, 1996

 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                         BAY VIEW CAPITAL CORPORATION
                           2121 SOUTH EL CAMINO REAL
                          SAN MATEO, CALIFORNIA 94403
                                (415) 573-7300

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 23, 1996

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Bay View Capital Corporation ("Bay View" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at Bay View's main offices located at 2121 South El Camino Real, San Mateo, California, on May 23, 1996 at 2:00 p.m., and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about April 23, 1996. Certain of the information provided herein relates to Bay View Federal Bank, A Federal Savings Bank (the "Bank"), a wholly owned subsidiary and the predecessor of the Company.

  At the Meeting, the stockholders of Bay View are being asked to: (i) elect two directors of the Company; (ii) approve the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the "Stock in Lieu of Cash Plan"); (iii) approve the Outside Directors' Retirement Plan (the "Outside Directors' Retirement Plan"), as amended to freeze the vested accrued benefits and invest them in Company common stock; (iv) approve the amendment of the 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan") to increase the number of shares available for issuance thereunder from 250,000 to 500,000; and (v) approve the amendment of the 1989 Non-Employee Director Stock Option Plan (the "1989 Stock Option Plan") to increase the annual automatic grant of options to non-employee directors from 3,000 to 5,000 shares, and add a three-year service requirement to eligibility for the annual automatic grant.

VOTING RIGHTS AND PROXY INFORMATION

  All shares of Bay View common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees set forth herein and for the proposals to approve the Stock in Lieu of Cash Plan, the amended Outside Directors' Retirement Plan, the amendment to the 1995 Stock Option Plan, and the amendment to the 1989 Stock Option Plan. Bay View does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

  Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and voted on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. Proxies marked to abstain with respect to such proposals will have the same effect as votes against the proposals. Broker non-votes will have no effect on the votes on the proposals. A majority of the shares of the Company's common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and proxies received as broker non-votes are counted for purposes of determining a quorum.

  A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of Bay View at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Bay View at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert J. Flax, Esq., General Counsel and Secretary, Bay View Capital Corporation, 2121 South El Camino Real, San Mateo, California 94403.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

  Stockholders of record as of the close of business on March 31, 1996 will be entitled to one vote for each share then held. As of that date, the Company had 6,900,306 shares of common stock issued and outstanding.

  The following table sets forth, as of December 31, 1995, certain information as to (i) those persons who were known by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock and (ii) as to the shares of common stock beneficially owned by the executive officers named below and all directors and executive officers as a group.

                                                        SHARES        PERCENT
                                                     BENEFICIALLY       OF
                 BENEFICIAL OWNER                       OWNED          CLASS
                 ----------------                    ------------     -------
Heine Securities Corporation.......................    563,100(1)      7.93%
  51 J.F.K. Parkway
  Short Hills, New Jersey 07078
Pioneering Management Corporation..................    440,000(2)      6.20
  60 State Street
  Boston, Massachusetts 02114
Southeastern Asset Management, Inc.................    372,450(3)      5.40
  6075 Poplar Avenue
  Memphis, Tennessee 38119
Edward H. Sondker..................................     22,000(4)       .31
John E. Brubaker...................................      3,229(4)(5)    .05
James E. Tecca.....................................     40,602(4)(6)    .57
Robert J. Flax.....................................     41,166(4)       .58
Bruce E. Moyer.....................................        521(4)       .01
John N. Buckley....................................     25,200(4)       .35
Cynthia L. Hart....................................     20,199(4)       .28
All directors and executive officers as a group (15
 persons)..........................................    360,691(4)(7)   5.08

- --------
(1) As reported by Heine Securities Corporation ("Heine Securities"), a registered investment adviser. Heine Securities reported sole voting and dispositive power as to 563,100 shares and shared voting and dispositive power as to no shares. Michael F. Price, the President of Heine Securities, also may be deemed to beneficially own the 563,100 shares. Mr. Price disclaims beneficial ownership of all such shares.
(2) As reported by Pioneering Management Corporation ("Pioneering"), a registered investment adviser. Pioneering reported sole voting power as to 440,000 shares, sole dispositive power as to 73,000 shares, shared voting power as to no shares and shared dispositive power as to 367,000 shares. Virtually all of the shares are owned by numerous clients of Pioneering, none of whom is known by Pioneering to own more than 5% of the Company's outstanding shares of common stock.
(3) As reported by Southeastern Asset Management, Inc. ("Southeastern"), a registered investment adviser, as of March 31, 1996. Southeastern reported sole voting power as to 104,250 shares, sole dispositive power as to 120,450 shares and shared voting and dispositive power as to 252,000 shares. O. Mason Hawkins, the Chairman of the Board and Chief Executive Officer of Southeastern, also may be deemed to beneficially own the 372,450 shares. Mr. Hawkins disclaims beneficial ownership of all such shares.

(footnotes continued on next page)

(4) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting or dispositive power. Includes for Messrs. Sondker, Brubaker, Tecca, Flax, Moyer, Buckley, Ms. Hart and all directors and executive officers as a group, respectively, 20,000, none, 40,000, 40,000, none, 25,000, 20,000, and 321,000 shares, which are subject to options exercisable within 60 days of December 31, 1995, granted under one or more of the Company's 1995 Stock Option Plan, Amended and Restated 1986 Stock Option and Incentive Plan (the "1986 Stock Option Plan") and 1989 Stock Option Plan.

(5) As reported by Mr. Brubaker as of April 24, 1995.

(6) Includes 20,000 shares subject to options exercised in January 1996 and 20,000 shares subject to an option forfeited upon Mr. Tecca's termination of employment with the Company and the Bank on January 2, 1996.

(7) Includes directors and executive officers of the Company and the Bank.

                       PROPOSAL I--ELECTION OF DIRECTORS

  The Company's Board of Directors is composed of seven members. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

  The table below sets forth certain information regarding the members of the Company's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                       SHARES OF
                                                                      COMMON STOCK
                                                                TERM  BENEFICIALLY PERCENT
                                                      DIRECTOR   TO     OWNED AT     OF
          NAME           AGE      POSITION HELD       SINCE(1) EXPIRE 12/31/95(2)   CLASS
          ----           ---      -------------       -------- ------ ------------ -------
                                   NOMINEES
Roger K. Easley.........  59 Director                   1984    1999     28,414      .40%
John R. McKean..........  65 Chairman of the Board      1984    1999     38,690      .54

                        DIRECTORS CONTINUING IN OFFICE
Paula R. Collins........  46 Director                   1993    1997     16,100      .23
Thomas M. Foster........  53 Director                   1993    1997     16,400      .23
Richard J. Quinlan......  62 Director                   1979    1998     27,092      .38
Edward H. Sondker.......  48 Director, President and    1995    1998     22,000      .31
                              Chief Executive Officer
Robert L. Witt..........  56 Director                   1988    1998     31,120      .44

- --------
(1) Includes service as a director of the Bank.

(2) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting or dispositive power. Includes for Directors Easley, McKean, Collins, Foster, Quinlan, Sondker, and Witt, respectively, 21,000, 21,000, 16,000, 16,000, 21,000, 20,000, and 31,000 shares, which are subject to options exercisable within 60 days of December 31, 1995, granted under one or more of the Company's 1995 Stock Option Plan, 1986 Stock Option Plan and 1989 Stock Option Plan.

  The business experience of each of the directors for at least the past five years is as follows:

  Mr. Easley is President of Seven-Up Bottling Company of San Francisco, California.

  Mr. McKean has served as Chairman of the Board of the Company since January 1994. Mr. McKean is the President of John R. McKean & Co. (CPA's), San Francisco, California.

  Ms. Collins is a principal of The WDG Companies, San Francisco, California, a real estate development firm she founded in 1982.

  Mr. Foster is an independent financial consultant with over 20 years of banking and financial experience. Mr. Foster was the President of Aircraft Technical Publishers, Brisbane, California, an aircraft maintenance library services company, from February 1989 until August 1992.

  Mr. Quinlan is First Vice President of Smith Barney, Incorporated, Menlo Park, California, which firm has rendered investment banking services to the Company and the Bank.

  Mr. Sondker has served as President and Chief Executive Officer of the Company and the Bank since August 1995. Prior thereto he was President and Chief Executive Officer of Independence One Bank of California from October 1990 until June 1995. Mr. Sondker is a director of Sunstone Hotel Investors, Inc., located in San Clemente, California.

  Mr. Witt is an independent consultant in the engineered materials industry. From July 1993 until September 1994, he was Chairman of the Board and Chief Executive Officer of Continuous Molding, Inc., a company developing advanced thermoplastic composite materials, located in Daly City, California. From April 1988 until July 1993, Mr. Witt was Chairman of the Board and Chief Executive Officer of Hexcel Corp., Dublin, California, a manufacturer of materials used in the aerospace, space and defense industries.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

  Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held nine meetings during the fiscal year ended December 31, 1995. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he or she served during the year.

  During the fiscal year ended December 31, 1995, the Board of Directors of the Bank held a total of 18 meetings. No incumbent director of the Bank attended fewer than 75% of the total number of meetings held by the Bank's Board of Directors and by all committees of the Board of Directors of the Bank on which he or she served during the year.

  Directors' fees are paid to non-employee directors only, in the amount of $21,600 per annum ( a "retainer") and $1,000 per Board meeting of the Bank and $750 per committee meeting attended ($500 in the case of telephonic meetings attended), plus an additional fee of $4,000 per annum for the Chairman of the Audit Committee and $2,400 per annum for each chairman of other Board committees (a "Chair fee"). All directors' fees are paid by the Bank. Directors of the Company are not paid fees in their capacity as members of the Company Board of Directors. If the stockholders approve the amended Outside Directors' Retirement Plan, annual director fees to the current outside directors, as a group, will increase by an aggregate amount of $17,000. See "Proposal III--Approval of the Amended Outside Directors' Retirement Plan--The Amendment."

  From January 1 to March 31, 1995, the Chairman of the Board was paid a fee of $6,000 per annum (the "Chairman fee") in addition to the retainer and meeting fees. With the termination of John E. Brubaker as President and Chief Executive Officer of the Company and the Bank on April 3, 1995, the Board determined that it would be necessary for the Chairman of the Board to become temporarily more involved in the oversight of management of the Bank. In recognition of the time commitment and demands this assignment would entail, the Board increased the Chairman fee to $10,000 per month for the remainder of 1995 and eliminated fees to the Chairman for attendance at committee meetings. In 1995, Mr. McKean's total compensation for serving as Chairman of the Board was $145,850. In December 1995, the Board reviewed the compensation arrangement for the Chairman of the Board and determined to change it for 1996 as follows: a Chairman fee of $60,000 per annum, a retainer of $21,600, and a fee of $36,000 for attendance at Board and committee meetings.

  The Bank maintains the Outside Directors' Retirement Plan for outside directors who retire from the Board with at least three years of service on the Board at the date of retirement. Benefits paid in 1995 under the plan, to three retired directors of the Bank, totaled $64,100. Subject to stockholder approval of the amended Outside Directors' Retirement Plan, the vested accrued benefits under the plan will be frozen and invested in Company common stock. The amended Outside Directors' Retirement Plan will result in significant cost savings to the Company. See "Proposal III--Approval of the Amended Outside Directors' Retirement Plan" for a description of the Outside Directors' Retirement Plan, including the proposed amendment thereto.

  Set forth below is information regarding the Audit and Compensation and Benefits Committees of the Bank and the Nominating Committee of the Company. The Board of Directors of the Company also has a Stock Option Committee, the members of which are Directors Easley, Witt and McKean.

  The Audit Committee reviews audit and regulatory reports and related matters to ensure effective compliance by the Bank and the Company with regulatory and internal policies and procedures. Directors Collins, Foster and Witt are members of this Committee. The Audit Committee held nine meetings during 1995.

  The Compensation and Benefits Committee is responsible for review and recommendations for approval by the Board of senior officers' salaries, other compensation and benefit programs and Board of Directors' and committee fees. The current members of the Compensation and Benefits Committee are Directors Witt, Quinlan and Easley. The Committee held 11 meetings during 1995.

  The Nominating Committee of the Company is responsible for nominating persons to serve on the Board of Directors of the Company and as Chairman of the Board. Directors McKean, Foster and Easley are members of this Committee. The Committee held one meeting during 1995. While the Nominating Committee will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 60 days before the date of the annual meeting.

EXECUTIVE COMPENSATION

  The following table sets forth information concerning the compensation for services in all capacities to the Company and the Bank for the years ended December 31, 1995, 1994 and 1993 of the persons who served the Company as Chief Executive Officer during 1995 and the other five most highly compensated executive officers of the Company and the Bank in 1995 (the "named officers").

                          SUMMARY COMPENSATION TABLE

                                                    LONG TERM
                                                   COMPENSATION
                                                   ------------
                              ANNUAL COMPENSATION     AWARDS
                             --------------------- ------------
                                                      SHARES
                                                    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS   OPTIONS(3)  COMPENSATION(11)
- ---------------------------  ---- -------- ------- ------------ ----------------
Edward H. Sondker..........  1995 $114,585 $   --     80,000        $ 13,180(4)
 President and Chief
 Executive Officer(1)

John E. Brubaker...........  1995 $ 95,294 $   --        --         $557,855(5)
 President and Chief         1994  341,913     --        --           12,890(5)
 Executive Officer(2)        1993  314,390  65,500       --           64,445(5)

James E. Tecca.............  1995 $255,103 $25,000    20,000        $375,730(6)
 Chief Operating Officer(2)  1994  239,952  38,000       --           12,890(6)
                             1993  204,375  38,000       --           11,697(6)

Robert J. Flax.............  1995 $157,590 $15,750    10,000        $  9,073(7)
 Executive Vice President    1994  155,160  30,000       --           14,152(7)
 and General Counsel         1993  149,880  21,500       --           11,827(7)

Bruce E. Moyer.............  1995 $169,628 $   --        --         $233,778(8)
 Chief Financial Officer     1994  176,124  33,000       --            9,942(8)
 and Treasurer(2)            1993  157,296  29,000       --            6,582(8)

John N. Buckley............  1995 $119,617 $19,500    10,000        $  3,620(9)
 Senior Vice President       1994  108,480  29,000       --              841(9)
                             1993   25,002  20,500       --              -- (9)

Cynthia L. Hart............  1995 $118,928 $13,000    10,000        $  6,759(10)
 Senior Vice President       1994  107,928  32,000       --            6,886(10)
                             1993   98,895  20,000       --              430(10)

- --------
(1) Mr. Sondker joined the Company on August 1, 1995.

(2) Messrs. Brubaker, Tecca and Moyer's employment with the Company and the Bank terminated on April 3, 1995, January 2, 1996 and November 15, 1995, respectively.

(3) In 1995, options to purchase 110,000 shares were granted pursuant to the 1995 Stock Option Plan and options to purchase 20,000 shares were granted pursuant to the 1986 Stock Option Plan.

(4) 1995: Life insurance premium, $397; moving expenses pursuant to Mr. Sondker's hiring agreement, $12,783.

(5) 1995: Matching contribution to Mr. Brubaker's account in the Bank's 401(k) Plan, $4,055; life insurance premium, $1,300. Additionally, Mr. Brubaker received $552,500 in 1995 pursuant to a severance agreement. 1994: $4,500, $3,276; ESOP contribution, $5,114. 1993: $7,075; $3,276; $4,907.
    Additionally, in 1993, payment by the Bank of real estate broker's commission on sale of personal residence pursuant to hiring agreement, $45,000; moving expenses pursuant to hiring agreement, $4,187.

(6) 1995: Matching contribution to Mr. Tecca's account in the Bank's 401(k) Plan, $5,500; life insurance premium, $120. Additionally, Mr. Tecca received $370,110 in 1996 pursuant to a severance agreement. 1994: $4,500; $3,276; ESOP contribution, $5,114. 1993: $3,900; $3,744; $4,053.

(7) 1995: Matching contribution to Mr. Flax's account in the Bank's 401(k) Plan, $9,000; life insurance premium, $73. 1994: $9,000; $38; ESOP contribution, $5,114. 1993: $8,993; $38; $2,796.

(8) 1995: Matching contribution to Mr. Moyer's account in the Bank's 401(k) Plan, $5,611; life insurance premium, $362. Additionally, Mr. Moyer received $227,805 in 1995 pursuant to a severance agreement. 1994: $4,500; $328; ESOP contribution, $5,114. 1993: $2,963; $482; $3,137.

(9) Mr. Buckley joined the Company on October 1, 1993. 1995: Matching contribution to Mr. Buckley's account in the Bank's 401(k) Plan, $3,588; life insurance premium, $32, 1994: $841, $0.

(10) Matching contribution to Ms. Hart's account in the Bank's 401(k) Plan, $4,511; life insurance premium, $2,248. 1994: $2,711; $0; ESOP contribution, $4,175. 1993: $430; $0; $0.

(11) The Bank anticipates making contributions to the ESOP on behalf of Messrs. Flax, Tecca, Buckley and Hart for the year ended December 31, 1995. The amounts of such contributions are not currently available.


  The following table sets forth certain information concerning grants of stock options pursuant to the 1995 Stock Option Plan and 1986 Stock Option Plan to the named officers in 1995. No stock appreciation rights ("SARs") were granted in 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                          ANNUAL RATES OF STOCK
                                                                         PRICE APPRECIATION FOR
                                       INDIVIDUAL GRANTS                       OPTION TERM
                         ----------------------------------------------- ------------------------
                         NUMBER OF     % OF TOTAL
                           SHARES       OPTIONS
                         UNDERLYING    GRANTED TO   PER SHARE
                          OPTIONS     EMPLOYEES IN  EXERCISE  EXPIRATION
                          GRANTED    IN FISCAL YEAR   PRICE      DATE        5%           10%
                         ----------  -------------- --------- ---------- -----------  -----------
Edward H. Sondker.......   80,000(1)      40.8%      $24.88    8/1/2005  $ 1,251,500  $ 3,171,548
John E. Brubaker........      --           --           --          --           --           --
James E. Tecca..........   20,000(2)      10.2        25.63   7/20/2005           (2)          (2)
Robert J. Flax..........   10,000(3)       5.1        25.00    8/3/2005      157,224      398,436
Bruce E. Moyer..........      --           --           --          --           --           --
John N. Buckley.........   10,000(3)       5.1        25.00    8/3/2005      157,224      398,436
Cynthia L. Hart.........   10,000(3)       5.1        25.00    8/3/2005      157,224      398,436

- --------
(1) Ten-year options granted on August 1, 1995. The options became exercisable with respect to 20,000 shares on February 1, 1996 and will become further exercisable as follows: 20,000 on August 1, 1996; 20,000 on August 1, 1997; and 20,000 on August 1, 1998.

(2) Ten-year options granted on July 20, 1995. All of such options were scheduled to become exercisable on January 20, 1996. The options were forfeited upon Mr. Tecca's termination of employment with the Company and the Bank on January 2, 1996.

(3) Ten-year options granted on August 3, 1995. All of such options became exercisable on February 3, 1996.

  The following table sets forth certain information concerning the exercise of options during 1995 and the number and value of unexercised stock options at December 31, 1995 held by the named officers. None of the named officers held any SARs at December 31, 1995 or exercised any SARs during 1995.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT
                               DECEMBER 31, 1995

                                                  NUMBER OF SHARES              VALUE OF
                                                     UNDERLYING                UNEXERCISED
                                                     UNEXERCISED              IN-THE-MONEY
                                                     OPTIONS AT                OPTIONS AT
                                                       FY-END                  FY-END (1)
                                              ------------------------- -------------------------
                           SHARES
                         ACQUIRED ON  VALUE
          NAME            EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
Edward H. Sondker.......      --     $    --    20,000       60,000      $ 72,500     $217,500
John E. Brubaker........   50,000     292,500      --           --            --           --
James E. Tecca..........      --          --    20,000       20,000       220,000       57,500
Robert J. Flax..........      551       7,678   30,000       10,000       331,875       35,000
Bruce E. Moyer..........   25,000     143,625      --           --            --           --
John N. Buckley.........      --          --     5,000       10,000        35,625       35,000
Cynthia L. Hart.........    5,000      40,625      --        10,000           --        35,000

- --------
(1) The difference between the aggregate option exercise price and the fair market value of the underlying shares at December 29, 1995.

  The following table sets forth certain information concerning the awards to Mr. Sondker during 1995 under the Bay View Federal Bank Long-Term Incentive Plan (the "Long-Term Plan"). No other named officers received awards under the Long-Term Plan during 1995.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                                                                  PERFORMANCE
                                              NUMBER OF SHARES, OR OTHER PERIOD
                                               UNITS OR OTHER   UNTIL MATURATION
   NAME                                            RIGHTS          OR PAYMENT
   ----                                       ----------------- ----------------
Edward H. Sondker............................      48,550           12/31/97

  Grants are earned under the Long-Term Plan based upon the Company meeting certain minimum annual performance criteria, including criteria related to return on average equity, net interest margin and loan performance. Grants that are not earned for a year because performance criteria have not been met are eligible to be earned in the subsequent year. The grants awarded in 1995 expire after December 31, 1997. Once earned, units may be exercised, entitling the holder to a cash payment for each unit exercised equal to the market value of the Company's common stock per share at the time of exercise over the grant price of the units. The grant price is determined by the committee administering the Long-Term Plan as of the date of grant.

EMPLOYMENT CONTRACTS

  The Bank has outstanding employment contracts with Messrs. Sondker, Flax, Buckley and Hart (the employment contracts with Messrs. Brubaker, Tecca and Moyer were terminated upon their respective terminations with the Company and the Bank). The outstanding employment contracts provide for salaries as determined by the Board of Directors. Salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The contracts may only be extended upon action of the Board of Directors. The contracts provide for participation in an equitable manner in employee benefits applicable to executive personnel.

  Upon termination by the Bank without cause, Messrs. Sondker and Flax would be entitled to receive a lump sum severance payment of 18 months salary and Mr. Buckley and Ms. Hart would be entitled to severance payments of up to 12 months salary, depending upon length of service. Upon a change in control of the Company or Bank followed within 24 months by an involuntary termination (defined to include the employee's relocation or a reduction in benefits or responsibilities) without cause, Mr. Sondker would be entitled to a lump sum severance payment of 200% of annual salary, Mr. Flax to a severance payment 260% of annual salary and Mr. Buckley and Ms. Hart to severance payments of 130% of annual salary.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation and Benefits Committee of the Board of Directors has furnished the following report on executive compensation:

 Compensation Philosophy Regarding Executive Officers

  The Compensation and Benefits Committee (the "Committee") of the Board of Directors is responsible for supervising and recommending for full Board approval the compensation and benefits of the executive officers of the Bank. The Committee has structured the compensation for executive officers of the Bank around three components: (1) base salary; (2) annual incentives; and (3) long-term incentives. The Committee's goal is to set base salary within the market range for the respective executive position based upon individual experience and performance and to set total cash compensation at levels competitive with the market. In 1992, the Committee retained the services of Strategic Compensation Associates ("SCA"), an independent compensation consulting firm, to review the Bank's executive compensation strategy and programs in response to changes in its management and strategic direction. In May 1995, the Committee retained the services of Towers Perrin, a management consulting firm specializing in pay and benefits consulting services, to re-evaluate the base salary and total compensation of the executive officers. Towers Perrin designed a custom executive compensation survey that reported on the competitive pay and performance practices, including incentive compensation practices, of a peer group of eight thrift and banking institutions located in California. From the custom survey results, Towers Perrin derived average market base salary data from an analysis of the experience, scope of duties and responsibilities and overall level of performance for each incumbent. The Committee updated its executive salary ranges based on the Towers Perrin data and recommendations effective July 1995. The Committee has generally set the base salary of each executive officer at the midpoint of the recommended salary range.

  Incentive and bonus programs for executive officers have been utilized by the Bank since it converted from a mutual to stock institution in 1986. Annual incentive plans for the executive officers commenced in fiscal year 1987 under a philosophy that was geared towards measuring performance based on the creation of shareholder value as reflected in such financial measurements as return on average equity, return on average assets and, in years where deemed appropriate, levels of general and administrative expenses and non-performing loans. Annual incentive compensation has also been based upon business unit and individual performance as measured against stated goals and objectives which were stated in the Bank's business plan. The Bank's annual incentive plans for executive officers have required that certain thresholds of corporate performance and regulatory ratings be met prior to an executive being entitled to an incentive payment under any of the three categories of the annual plans: corporate, business unit and individual performance.

  The 1995 Annual Incentive Plan ("1995 Plan") for the executive officers contained corporate, business unit and individual goals. Certain thresholds of performance were required to be met by the Bank prior to any officer eligibility for a bonus in 1995. These thresholds were return on average assets, return on average equity, and regulatory examination results. Since none of these performances thresholds were met by the Bank, no executive officer was entitled to payments under the 1995 Plan. However, the Committee in its discretion recommended to the Board, and it approved, bonuses for Messrs. Flax and Buckley and Ms. Hart based upon outstanding individual performance during a year of significant changes in the management of the Bank. These changes included the terminations of the President and Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer (at the beginning of 1996), and seven Senior Vice Presidents (one at the beginning of 1996). The bonus payments to Messrs. Flax, Buckley and Ms. Hart for 1995 totaled $48,250.

  SCA developed and the Board adopted in 1993 a five year long-term incentive plan for the executive officers (the "Long-Term Plan") based upon certain performance criteria including shareholder return as measured by the increase in the value of the Company's common stock. The Committee and the Board of Directors are satisfied that the Long-Term Plan is properly tied to a direct increase in shareholder value and incents the executive officers to achieve goals that are expected to directly result in an increase in the price of the Company's common stock. If the stock price does not increase, the officers receive no payments under the Long-Term Plan. Unvested performance unit awards were made by the Committee in 1993 consistent with recommendations of SCA, the then Chief Executive Officer, and the Committee's independent judgment. The awards were based on the executive officer's base salary and a factor related to the relative value of the executive's contribution to achieving the goals set forth in the Long-Term Plan. For the first three years of the Long-Term Plan, 1993, 1994 and 1995, none of the stated goals contained in the Long-Term Plan were achieved, and no performance units were vested. In 1995, an unvested performance unit award was made by the Committee to Mr. Sondker of 48,550 units.

  The Committee considers the grant of stock options to executive officers to be a component of long-term compensation. In 1995, options were granted to the executive officers as follows: Mr. Sondker, 80,000 shares; Mr. Tecca, 20,000 shares; Mr. Flax, 10,000 shares; Mr. Buckley, 10,000 shares; and Ms. Hart, 10,000 shares. The award for Mr. Sondker was negotiated during his hiring process, and the other option grants were based on the Committee's desire to reward exceptional performance by the named individuals.

 CEO Compensation

  The annual base salary for John E. Brubaker, the President and Chief Executive Officer of the Bank until April 3, 1995, was set by the Committee in July 1994 using the midpoint of the salary range determined by SCA in its analysis of peer California thrifts and banks and industry salary studies. It was the judgment of the Committee that the competitive salary data indicated that Mr. Brubaker's base salary was appropriate during his employment in 1995. The Board of Directors elected to terminate Mr. Brubaker's employment with the Bank on April 3, 1995, and determined that it was in the best interests of the Bank to honor the severance provisions in Mr. Brubaker's employment contract and pay him the sum of $532,500 representing 18 months salary plus the sum of $20,000 for the settlement of any potential tort claims by him. In addition, the Board agreed to pay Mr. Brubaker the present value of his vested benefit under the Supplemental Executive Retirement Plan in a lump sum of $235,268.

  On August 1, 1995, Edward H. Sondker commenced employment as the Bank's President and Chief Executive Officer. Mr. Sondker's base salary of $275,000 per annum was set as part of the negotiation of his entire employment package. This package consisted of: (1) the aforementioned based salary; (2) annual incentive target award of 50% of base salary upon achievement of agreed upon performance goals beginning in 1996; (3) an option to purchase 80,000 shares of Bay View common stock vesting over four years; (4) a two year employment contract; and (5) a relocation allowance of up to $75,000. In its negotiations with Mr. Sondker, the Board of Directors was advised by Towers Perrin and the executive search firm hired by the Board to assist in the recruitment of a new Chief Executive Officer. The Committee is satisfied that Mr. Sondker's total compensation package is reasonable and will achieve the aforementioned goals of the Committee regarding executive compensation.

 Employment Contracts

  In early 1993, the Committee retained independent legal counsel experienced in employment law to prepare the existing form of employment contract utilized by the Bank for its executive officers. A more detailed description of the employment contracts with the currently employed named officers is contained elsewhere in this Proxy Statement.

 Deductibility of Executive Compensation

  The federal tax laws limit the deduction a publicly-held company is allowed for compensation paid to its chief executive officer and its four most highly compensated executive officers. Generally, amounts in excess of $1 million (other than performance-based compensation) paid in any tax year to a covered executive cannot be deducted. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

  The foregoing report is furnished by Messrs. Easley (Chairman), Quinlan and Witt.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

  The line graph below compares the cumulative total stockholder return on the Company's common stock to the cumulative total return of the Dow Jones Equity Market Index and Dow Jones Savings and Loan Index for the period December 31, 1990 through March 29, 1996. The graph assumes that $100 was invested on December 31, 1990 and that all dividends were reinvested.

                       [PERFORMANCE GRAPH APPEARS HERE]

                          CUMULATIVE TOTAL RETURN
         BAY VIEW CAPITAL CORPORATION, DOW JONES EQUITY MARKET
                 INDEX AND SAVINGS AND LOAN INDUSTRY INDEX

                              BAY VIEW         DOW JONES      SAVINGS AND LOAN
Measurement Period             CAPITAL       EQUITY MARKET        INDUSTRY
(Fiscal Year Covered)        CORPORATION         INDEX             INDEX
- -------------------          -----------     -------------    ----------------
Measurement Pt-12/31/90         $100             $100                $100
FYE   12/31/91                  $154             $132                $148
FYE   12/31/92                  $153             $144                $155
FYE   12/31/93                  $164             $158                $162
FYE   12/31/94                  $182             $159                $141
FYE   12/31/95                  $234             $221                $235
FYE    3/29/96                  $268             $226                $233

RETIREMENT PLAN

  The Bank terminated its non-qualified defined benefit supplemental executive retirement plan (the "Retirement Plan") as of December 31, 1995. The Bank has no continuing liabilities in connection with the Retirement Plan to any executive officers other than to Robert J. Flax, who will be entitled at normal retirement age (65) to an annual benefit, to be paid for 15 years, equal to 50% of his average base salary over the three calendar years preceding retirement, provided, that such average base salary shall not exceed his current base salary. The Bank has continuing liabilities, which have been fully accrued, to former executive officers who retired from or are no longer employed by the Bank.

CERTAIN TRANSACTIONS AND PROCEEDINGS

  Prior to the enactment on August 9, 1989 of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), the Bank, like many savings associations, followed a policy of granting loans to eligible officers, directors and employees, generally for the financing of real estate and for consumer purposes. Under the Bank's policy, which was consistent with Federal Home Loan Bank Board regulations governing transactions with the Bank's affiliated persons, real estate loans were permitted to be made at rates 1.0 percentage point above the applicable adjustable mortgage loan index, which was generally the Eleventh District Federal Home Loan Bank cost of funds index, and consumer loans were permitted to be made at .75 to 1.0 percentage point below market rates. These loans were made in the ordinary course of business on substantially the same terms and collateral, except for interest rates and, in the case of real estate secured loans, waiver of loan origination fees, as those of comparable transactions prevailing at the time, and did not involve more than the normal risk of collectibility or present other unfavorable features.

  FIRREA added a new requirement that all loans and extensions of credit to the executive officers and directors of the Bank and their related entities be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In connection therewith, the Bank adopted a policy that directors and officers at or above the level of Vice President are not eligible for Bank loans. Loans approved prior to August 9, 1989 were not affected. In addition, all loans and other transactions between the Company and its affiliates are subject to approval by a majority of the directors of the Company, including a majority of its disinterested directors.

  Set forth below is certain information as of December 31, 1995 as to loans made by the Bank to any director or executive officer of the Company or the Bank whose aggregate indebtedness to the Bank exceeded $60,000 at any time since December 31, 1994. Except as otherwise indicated, all of such loans are secured by first liens on the borrower's principal residence.

                                                   LARGEST
                                                  AGGREGATE
                                                   AMOUNT      LOAN
                                                 OUTSTANDING BALANCE   INTEREST
                                     DATE OF        SINCE     AS OF   RATE AS OF
  NAME                                 LOAN       12/31/94   12/31/95  12/31/95
  ----                               --------    ----------- -------- ----------
Robert J. Flax...................... 08/26/86     $261,295   253,794     6.14%
                                     03/15/88(1)    35,426    32,138     6.82
John R. McKean...................... 10/27/86(2)   942,206       -0-      N/A
Terence Roche....................... 11/07/86      155,530       -0-      N/A
                                     01/29/88(3)    15,854       -0-      N/A
                                     08/15/89(3)    18,025       -0-      N/A

- --------
(1) Second mortgage secured by lien on borrower's principal residence.

(2) Loan to a partnership in which Mr. McKean has a 10% interest. The loan was secured by a multi-family residential property owned by such partnership.

(3) Equity loan secured by lien on borrower's principal residence.

  As required by Securities and Exchange Commission regulations, the following information is provided with respect to certain proceedings: From April 1988 to July 1993, Robert L. Witt was Chief Executive Officer and Chairman of the Board of Hexcel Corp. ("Hexcel"), Dublin, California. Mr. Witt resigned from the Board of Directors and all offices at Hexcel in July 1993. In December 1993, Hexcel filed for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). In December 1992, Hexcel and certain of its executive officers, including Mr. Witt, were named as defendants in a lawsuit alleging, among other things, violations of the federal securities laws by the defendants in connection with the satisfaction of Hexcel's public disclosure obligations. Approval of a settlement of this suit is pending before the U.S. District Court of Appeals.

  Ms. Paula R. Collins became one of the founders of The WDG Companies ("WDG") in 1982. Ms. Collins and WDG have been involved in numerous real estate development projects and investments, virtually all of which have been successful. The two exceptions are acquisitions of existing buildings in individual transactions structured as separate limited partnerships. In September 1989, a limited partnership of which Ms. Collins was a General Partner transferred its assets to a lender for a deed in lieu of foreclosure (WDG-I Creekside Oaks, a California limited partnership). In May 1993, a real estate limited partnership (the "Limited Partnership") of which Ms. Collins is a partner of a general partnership, which is a general partnership of the Limited Partnership, filed a petition under the Bankruptcy Code. The Limited Partnership has been reorganized under Chapter 11 and the reorganization plan has been confirmed by the courts.

 PROPOSAL II--APPROVAL OF THE STOCK IN LIEU OF CASH COMPENSATION PLAN FOR NON-
                              EMPLOYEE DIRECTORS

  The Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the "Stock in Lieu of Cash Plan") has been adopted by the Board of Directors of the Company, subject to approval by the stockholders of Bay View at the Meeting. The principal features of the Stock in Lieu of Cash Plan are summarized below.

  The Board of Directors believes it is appropriate for the Company to adopt a stock in lieu of cash plan which permits the deferral of non-employee director compensation as a means of encouraging directors to further increase their ownership of Company stock, thereby aligning their interests more closely with the interests of the other stockholders of the Company and encouraging the highest levels of director performance by providing the directors with enhanced interest in the Company's attainment of its financial goals while providing a financial incentive that will help the Company continue to attract and retain directors of outstanding competence.

PRINCIPAL FEATURES OF THE STOCK IN LIEU OF CASH PLAN

  Eligibility and Participation. Non-employee directors of the Company are eligible to participate in the Stock in Lieu of Cash Plan.

  Deferral of Fees. The Stock in Lieu of Cash Plan provides for the deferral of compensation in the form of Stock Units ("Stock Units") in a Stock Unit account ("Stock Unit Account"). As described below, at least 20% of director fees must be converted into Stock Units, and directors may elect to have up to 100% of their fees converted into Stock Units.

  Shares Available; Non-Transferability of Stock Units. Pursuant to the Stock in Lieu of Cash Plan, the maximum number of shares of Company common stock that may be distributed in settlement of Stock Unit Accounts shall not exceed 200,000. Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. No Stock Units are assignable or transferable.

  Administration. The Stock in Lieu of Cash Plan shall be administered by the Board's Compensation and Benefits Committee or such other committee or individual as may be designated by the Board (the "Committee"). Notwithstanding the foregoing, no director who is a participant under the Stock in Lieu of Cash Plan shall participate in any determination relating solely or primarily to his or her own shares, Stock Units or Stock Unit Account.

  Stock Units. The Company will establish a Stock Unit Account for each participant. All fees deferred shall be credited to the participant's Stock Unit Account as of the later of (i) the date the fees would otherwise have been paid to the participant (the "Deferral Date") or (ii) June 14, 1996, and converted to Stock Units as follows: the number of Stock Units shall equal the amount of deferred fees divided by the fair market value of a share on the later of the Deferral Date or June 14, 1996.

  Pursuant to the Stock in Lieu of Cash Plan, at least 20% of each non-employee director's fees payable on or after February 12, 1996 will be deferred and converted into Stock Units.

  Participants may choose to defer and convert into Stock Units more than 20% of their fees, by making an irrevocable written election at least six months prior to the start of the calendar year for which the fees otherwise would be paid. An election by a director shall be deemed to be continuing--and therefore applicable to fees paid in future years--unless the director revokes or changes such election by filing a new election form at least six months prior to the start of the future year.

  Each non-employee director who does not own beneficially at least 4,000 shares of Company common stock on June 30, 1996 (or June 30 of any subsequent year) shall automatically be deemed to have elected to receive 50% of the next year's compensation in Company common stock pursuant to the Stock in Lieu of Cash Plan. The director may choose to receive a higher percentage in stock by following the voluntary election procedure.

  Dividends. As of each dividend payment date with respect to shares, each participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the fair market value of a share on such dividend payment date. If dividends are paid on shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the participant's Stock Unit Account.

  Settlement of Stock Unit Accounts. Each participant's Stock Unit Account shall be settled by delivering to the participant (or his beneficiary) the number of shares equal to the number of whole Stock Units then credited to the participant's Stock Unit Account, in either (i) a lump sum or (ii) substantially equal annual installments over a period not to exceed ten years.

  The interest of each participant in any fees deferred shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by or on behalf of the Company through bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

  Effect of Merger and Other Adjustments. Stock Unit Accounts under the Stock in Lieu of Cash Plan will be adjusted by the Committee in the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares for other securities of the Company, stock split or reverse split or other change in the corporate structure of the Company.

  Amendment and Termination. The Board of Directors of the Company may at any time amend, suspend or terminate the Stock in Lieu of Cash Plan or any portion thereto but may not, without the prior approval of the stockholders, make any amendment which shall (i) materially increase the benefits accruing to participants under the plan; (ii) materially increase the number of securities which may be issued under the plan; or (iii) materially modify the requirements as to eligibility for participation in the plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any deferral or credit theretofore made pursuant to the Stock in Lieu of Cash Plan. The Stock in Lieu of Cash Plan shall continue in effect until terminated.

FEDERAL INCOME TAX CONSEQUENCES

  Under present federal income tax laws, awards under the Stock in Lieu of Cash Plan will have the following consequences:

    (1) No income will be recognized by a Director when deferred fees and dividend equivalents are credited to the Director's Stock Unit Account, nor will the Company or the Bank be entitled to a deduction when such amounts are credited to the Stock Unit Accounts.

    (2) Upon receipt of a distribution of stock (and/or of cash in lieu of any fractional shares) from the Stock Unit Account, the Director will recognize income equal to the fair market value of the stock (and the amount of any cash) at the date of distribution. The Company will be entitled to a deduction equal to the amounts includible in income by the Director, in the year the stock and/or cash is distributed.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE STOCK IN LIEU OF CASH PLAN.

   PROPOSAL III--APPROVAL OF THE AMENDED OUTSIDE DIRECTORS' RETIREMENT PLAN

GENERAL

  Since the 1970's, the Bank has maintained a retirement benefit for its outside directors consisting of a continuation of a Director's annual retainer for a set number of years based upon the satisfaction of certain criteria. This retirement benefit is currently contained in the Outside Directors' Retirement Plan, which became effective February 27, 1987. There are presently nine participants in the Outside Directors' Retirement Plan consisting of current and former outside directors of the Bank.

  As recently amended, the Outside Directors' Retirement Plan will result in significant cost savings to the Company.

PRINCIPAL FEATURES OF THE OUTSIDE DIRECTORS' RETIREMENT PLAN

  Current Retirement Benefit. The Outside Directors' Retirement Plan provides an annual benefit beginning at age 65 equal to the director's retainer fee at the date of his retirement, plus the highest Chair or Chairman fee earned during the director's service (minimum three years required) (50% of such fees in the case of a director who had served as such for fewer than five years), payable commencing upon retirement from the Board and continuing for a period of five to 15 years, depending upon the participant's length of service as a director. At the option of the full Board of Directors, retiring directors may receive the discounted value of their retirement benefits in a lump sum payment. The Outside Directors' Retirement Plan provides that, in the event there is a change in control of the Company, each outside director who would otherwise be eligible to receive benefits in the plan upon his retirement shall receive a payment equal to up to 299% of his base amount of compensation (average annual taxable compensation for the last five years, as defined in the Internal Revenue Code of 1986 ("the Code")).

  Amendment and Termination. The Board of Directors of the Bank may at any time amend or terminate the Outside Directors' Retirement Plan, provided, however, that no such amendment or termination shall reduce or eliminate any participant's retirement benefit that vested prior to such amendment or termination.

THE AMENDMENT

  In March 1996, the Boards of Directors of the Bank and the Company adopted resolutions to amend the Outside Directors' Retirement Plan (the "Amendment"), subject to approval by the stockholders of the Company, to (i) eliminate any future economic obligation of the Bank or the Company under the Outside Directors' Retirement Plan and (ii) freeze the vested accrued benefits of participants therein, effective as of the date of stockholder approval. The amended Outside Directors' Retirement Plan will result in significant cost savings to the Company.

  If the Outside Directors' Retirement Plan is approved, the amount of the director fees to be paid to the six outside directors of the Bank, as a group, will be increased in the aggregate amount of $17,000 per year. The increase in the directors' fees is to partially compensate the current outside directors for (x) their inability to receive future accrual of benefits under the Outside Directors' Retirement Plan and (y) their inability to realize cash dividends relating to the shares of Company common stock that are purchased with their vested accrued benefit amounts in the Outside Directors' Retirement Plan by a grantor trust, which cash dividends will be retained by the Company as described in subpart (viii) below. The $17,000 per year in additional directors' fees will be allocated to such directors based upon their respective vested accrued benefit in the Outside Directors' Retirement Plan and their length of service with the Bank (provided no director will receive less than $1,000 per year) resulting in Directors McKean, Quinlan, Easley, Witt, Collins and Foster receiving additional compensation as directors of the Bank in the annual amount of $6,000, $4,000, $3,000, $2,000, $1,000, and
$1,000, respectively. As of December 31, 1995, the aggregate present value of the vested accrued benefits of all participants under the Outside Directors' Retirement Plan, and the corresponding present value obligation of the Bank to them, was approximately $1,715,000.

  If the stockholders of the Company approve the Outside Directors' Retirement Plan (including the Amendment), then (i) the current outside directors of the Bank, as a group, will receive additional directors' fees in the aggregate amount of $17,000 per year; (ii) an additional accrual for the benefit of participants who are current outside directors will be made under the Outside Directors' Retirement Plan from and including January 1, 1996 through May 23, 1996 in the approximate amount of $22,000; (iii) the vested accrued benefit under the Outside Directors' Retirement Plan for each of the nine participants will be fixed at the date of stockholder approval; (iv) the amount of the vested accrued benefit of each participant who is a former director will be distributed by the Bank in accordance with the terms of the Outside Directors' Retirement Plan; (v) the present value of the vested accrued benefit of each current outside director will be contributed by the Bank in cash to a grantor trust on the date of such stockholder approval or as soon as practicable thereafter, which trust shall be administered by a third party trustee; (vi) the cash received by the grantor trust for the benefit of each such participant will be invested in shares of the common stock of the Company at market (shares held by the grantor trust will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company); (vii) prior to distribution of benefits to such participants in accordance with the terms of the grantor trust, the assets of the grantor trust shall remain subject to the claims of creditors of the Bank as if the assets of the trust were assets of the Bank; (viii) any cash dividends issued or issuable on shares of Company common stock held by the grantor trust shall revert to and be the sole property of the Company and neither the grantor trust nor the participants therein will possess any rights to such cash dividends; (ix) upon termination of a current outside director's service with the Bank prior to a change in control of the Bank or the Company, his or her benefit in the form of shares of the common stock of the Company held by the grantor trust will be distributed in ten installments, with the first installment being made within 30 days after termination of service and each subsequent installment being made annually thereafter subject to compliance with any applicable federal and state securities law requirements and further subject to any undistributed shares being subject to the rights of creditors of the Bank as described in subpart (vii) above; and (x) upon a change in control of the Bank or the Company, the undistributed shares (including those exchanged in the change in control transaction) in the grantor trust will be converted to cash as soon as practicable by the trustee of the grantor trust and invested in permitted investments with installment distributions (including to those persons who were theretofore receiving distributions in the form of Company common stock) being made in cash. Following a change in control of the Bank or the Company and the occurrence of a Trigger Event (as defined in the grantor trust), a single lump-sum cash payment will be made to participants in termination of the grantor trust and the Outside Directors' Retirement Plan.

PURPOSES OF AMENDMENT

  The purposes of the Amendment are to (i) terminate all prospective economic obligations of the Company and the Bank under the Outside Directors' Retirement Plan and to freeze the vested accrued benefit of each participant therein and (ii) invest the present value of the vested accrued benefit of each participant who is a current outside director of the Bank in common stock of the Company to align his or her interest more closely with the interests of the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES AND ACCOUNTING

  It is intended that the foregoing be accomplished in a manner that (i) does not result in any federal or state income tax consequences to a participant until such participant receives a distribution and that income taxation only apply to a distribution as and when received and (ii) does not result in the Company or the Bank being required for financial reporting purposes to report in its income statement fluctuations in the value of Company common stock held by the grantor trust.

BENEFITS UNDER THE OUTSIDE DIRECTORS' RETIREMENT PLAN

  The following table presents information with respect to the dollar value of the anticipated accrued vested benefits as of May 23, 1996 under the amended Outside Directors' Retirement Plan.

                                                                      ACCRUED
                                                                       VESTED
                              DIRECTOR                                BENEFIT
                              --------                               ----------
John R. McKean...................................................... $  485,914
Richard J. Quinlan..................................................    231,950
Roger K. Easley.....................................................    193,140
Robert L. Witt......................................................    131,850
Thomas M. Foster....................................................     27,832
Paula R. Collins....................................................     19,535
All current non-employee directors as a group.......................  1,090,221

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED OUTSIDE DIRECTORS' RETIREMENT PLAN.

  PROPOSAL IV -- APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION AND INCENTIVE
                                     PLAN

  In 1995, the Board of Directors of the Company adopted the 1995 Stock Option Plan and it was approved by stockholders at the 1995 Annual Meeting of Stockholders. The 1995 Stock Option Plan is similar in structure and purpose to the 1986 Stock Option Plan, which will expire as of September 1996, and to plans adopted by the stockholders of a large number of public companies. It provides for the grant of a variety of long-term incentive awards to officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. As of March 31, 1996, of the 250,000 shares of Company common stock reserved for issuance under the 1995 Stock Option Plan, only 20,000 shares remained available for grant. On February 5, 1996 Bay View announced its intention to acquire CTL Credit, Inc., the parent company of California Thrift and Loan (collectively, "CTL"). The acquisition is subject to approval of CTL's shareholders and state and federal regulators. It is Bay View's intention to award stock options in the future to CTL's executive officers to more closely align their interests with the shareholders of Bay View. Without approval of the proposed amendment, Bay View will be unable to award such options.

  The Board of Directors therefore recommends that the stockholders approve an amendment to the 1995 Stock Option Plan in order to increase by 250,000 the number of shares available for issuance under the 1995 Stock Option Plan, to meet anticipated requirements for future grants for both present employees as well as for employees of companies acquired by Bay View.

PRINCIPAL FEATURES OF THE 1995 STOCK OPTION PLAN

  Eligibility and Participation. Employees of the Company or its affiliates are eligible to participate in the 1995 Stock Option Plan.

  Awards. The 1995 Stock Option Plan provides for the granting of stock options, SARs, limited stock appreciation rights ("Limited SARs") and restricted stock awards.

  Shares Available; Non-Transferability of Options. Pursuant to the 1995 Stock Option Plan, 250,000 shares of the Company's common stock are currently reserved for issuance. If the amendment to increase the number of shares reserved for issuance under the 1995 Stock Option Plan is approved by stockholders, 500,000 shares of the Company's common stock will be reserved for issuance. Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 1995 Stock Option Plan. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

  Administration. The 1995 Stock Option Plan is administered by the Stock Option Committee of the Board of Directors of the Company.

  Stock Options. The term of stock options will not exceed ten years from the date of grant. The Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options"). In general, stock options will not be exercisable after the expiration of their terms. Subject to certain limited exceptions, the exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Company common stock, or a combination of both.

  Concurrently with the grant of any stock option (an "Underlying Option"), the Stock Option Committee may, in its discretion, authorize the grant of "Reload Options." Reload Options are intended to align officers' and employees' financial interests with the shareholders' interests by promoting stock retention. They become effective only when an optionee uses "mature" shares (i.e., shares held by the optionee for at least 12 months) to exercise an Underlying Option, and permit the optionee to purchase additional shares in an amount not to exceed the amount of mature shares used in connection with the exercise of the Underlying Option. No Reload Option may first become effective after the optionee has ceased to maintain "continuous service" with Bay View (as defined in the 1995 Stock Option Plan). Reload Options may be authorized with respect to options that are themselves granted as Reload Options. The exercise price of a Reload Option is the market value per share on the date the Reload Option becomes effective. Reload Options become fully exercisable six months from their effective date, and have a term equal to the remaining term of the Underlying Option.

  Stock Appreciation Rights. The Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Option Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

  Limited Stock Appreciation Rights. Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's common stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (i) the market value of the shares on the date of exercise, or (ii) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash. Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other.

  Restricted Stock. The Stock Option Committee may grant restricted stock, subject to forfeiture if the participant fails to fulfill the conditions imposed with respect to the restricted stock. The holder of restricted stock shall have all of the rights of a stockholder, including the right to receive dividends and the right to vote the shares. The participant may not, however, sell assign, transfer, pledge or otherwise encumber any of the restricted stock during the restricted period.

  Effect of Merger and Other Adjustments. Shares as to which awards may be granted under the 1995 Stock Option Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

  In the case of any merger, consolidation or combination of the Company with or into another entity, whereby either the Company is not the continuing entity or its outstanding shares are converted into or exchanged for securities, cash or property, or any combination thereof, any participant to whom a stock option, SAR or Limited SAR has been granted at least six months prior to such event will have the right upon exercise of the option, SAR or Limited SAR to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option, SAR or Limited SAR over the exercise price of the option multiplied by the number of shares with respect to which the option, SAR or Limited SAR has been exercised. In addition, any stock option holder will have the right in the case of such merger, consolidation or combination to purchase upon exercise of the option the amount of shares of stock of the continuing company as adjusted for the merger.

  Amendment and Termination. The Board of Directors of the Company may at any time amend, suspend or terminate the 1995 Stock Option Plan or any portion thereof but may not, without the prior approval of the stockholders, make any amendment which shall (i) materially increase the benefits accruing to participants under the plan; (ii) materially increase the number of securities which may be issued under the plan; or (iii) materially modify the requirements as to eligibility for participation in the plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the 1995 Stock Option Plan. Unless previously terminated, the 1995 Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the 1995 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Under present federal income tax laws, awards under the 1995 Stock Option Plan will have the following consequences:

    (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

    (2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in
  Section 422 of the Code, including the
  requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the date of grant of the option. The exercise of an Incentive Stock Option generally will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long-term capital gain or loss upon resale of the shares received upon such exercise.

    (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

    (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

    (5) Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

    (6) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

AWARDS UNDER THE 1995 STOCK OPTION PLAN

  The following table presents information with respect to the dollar value and the number of awards outstanding as of December 31, 1995 under the 1995 Stock Option Plan. The exercise price for all of the outstanding awards is the market value of the Bay View common stock on the date of grant.

                                                            VALUE OF  NUMBER OF
                       PARTICIPANT                         OPTIONS(1)  OPTIONS
                       -----------                         ---------- ---------
Edward H. Sondker........................................  $  290,000   80,000
Robert J. Flax...........................................      35,000   10,000
John L. Buckley..........................................      35,000   10,000
Cynthia L. Hart..........................................      35,000   10,000
All current executive officers as a group................   1,427,000  130,000
All current directors who are not executive officers, as
 a group.................................................         --       --
All employees, including all current officers who are not
 executive officers, as a group..........................      35,000   10,000

- --------
(1) The difference between the aggregate option exercise price and the fair market value of the underlying shares at December 29, 1995.

  In addition, on March 1, 1996, the Stock Option Committee granted options to each of Mr. Sondker and another officer to purchase 40,000 shares. Additional awards under the 1995 Stock Option Plan may be granted to eligible participants in the future at the discretion of the Stock Option Committee.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 STOCK OPTION PLAN.

   PROPOSAL V--APPROVAL OF AMENDMENT TO THE 1989 NON-EMPLOYEE DIRECTOR STOCK
                                  OPTION PLAN

  In 1989, the Board of Directors of the Bank adopted the 1989 Stock Option Plan for directors who are neither employees nor officers of the Bank. The 1989 Stock Option Plan, and its assumption by the Company, was approved by stockholders at the 1989 Annual Meeting of Stockholders of the Bank.

  The 1989 Stock Option Plan provides for the grant of non-qualified stock options to non-employee directors of the Bank as a means of promoting the interests of the Company and the Bank by providing an inducement to attract and retain the services of qualified persons who are neither employees nor officers of the Company or the Bank to serve as members of the Board of Directors of the Company and the Bank. Each non-employee member of the Company's Board of Directors is automatically granted on January 31 of each year, without further action by the Board, an option to purchase 3,000 shares of Company common stock.

  The Board of Directors recommends that the stockholders approve an amendment to the 1989 Stock Option Plan to: (i) increase the annual automatic grant of options to each eligible non-employee director from the current 3,000 to 5,000 shares; and (ii) require that a non-employee director serve in such capacity for three years before becoming eligible for an automatic annual grant. The Board believes that the increase in the annual automatic grant will further align the interests of the Board and the shareholders and that the service requirement will further promote the purposes of the 1989 Stock Option Plan, including the longer retention of directors.

PRINCIPAL FEATURES OF THE 1989 STOCK OPTION PLAN

  The 1989 Stock Option Plan provides for the granting of non-qualified stock options to non-employee directors. The per share exercise price of options granted under the 1989 Stock Option Plan is 100% of the fair market value per share of Company common stock on the date the option is granted. Each option granted becomes exercisable six months after the date of the grant of the option, and expires ten years after the date of grant. Each person who was neither an employee nor an officer of the Bank as of January 31, 1989, and is thereafter appointed or elected to the Board of Directors and is at that time neither an officer nor an employee of the Bank, will be automatically granted, on the date of the first such appointment or election and without further action by the Board of Directors, an option to purchase 10,000 shares of Company common stock.

  The Board of Directors may at any time modify, amend or terminate the 1989 Stock Option Plan but may not, without the approval of the Company's stockholders, make any amendment which shall (i) materially increase the benefits accruing to participants under the plan; (ii) materially increase the number of securities which may be issued under the plan; or (iii) materially modify the requirements as to eligibility for participation in the plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the 1989 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Under present federal income tax laws, awards under the 1989 Stock Option Plan will have the following consequences:

    (1) The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

    (2) The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

    (3) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the circumstances described above.

AWARDS UNDER THE 1989 STOCK OPTION PLAN

  The following table presents information with respect to the dollar value and the number of awards outstanding as of December 31, 1995 under the 1989 Stock Option Plan. The exercise price for all of the outstanding awards is the market value of the Bay View common stock on the date of grant. Additional awards under the 1989 Stock Option Plan may be granted to eligible participants in the future at the discretion of the Stock Option Committee.

                                                             VALUE OF  NUMBER OF
     DIRECTOR                                               OPTIONS(1)  OPTIONS
     --------                                               ---------- ---------
Richard J. Quinlan......................................... $  208,875   21,000
Robert L. Witt.............................................    208,875   21,000
Roger K. Easley............................................    208,875   21,000
John R. McKean.............................................    208,875   21,000
Paula R. Collins...........................................    121,500   16,000
Thomas M. Foster...........................................    121,500   16,000
All non-employee directors as a group......................  1,078,500  116,000

- --------
(1) The difference between the aggregate option exercise price and the fair market value of the underlying shares at December 29, 1995.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1989 STOCK OPTION PLAN.

                                   AUDITORS

  The Board of Directors of the Company has not yet appointed independent accountants for the fiscal year ending December 31, 1996 because the selection process has not been completed. Representatives of the Company's independent accountants for the fiscal year ended December 31, 1995, Deloitte & Touche LLP, and for the fiscal year ending December 31, 1996, if selected prior to the date of the Meeting, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the main office of the Company, 2121 South El Camino Real, San Mateo, California 94403, no later than December 23, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company has retained Kissel-Blake, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $6,000 plus reasonable out-of-pocket expenses.

                                          By Order of the Board of Directors

                                          /s/ Robert J. Flax

                                          Robert J. Flax
                                          Secretary

San Mateo, California
April 23, 1996

                          BAY VIEW CAPITAL CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 23, 1996

  The undersigned hereby appoints the Board of Directors of Bay View Capital Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Bay View's main offices located at 2121 South El Camino Real, San Mateo, California, on May 23, 1996 at 2:00 p.m. and at any and all adjournments and postponements thereof.

  I. The election as directors of all nominees listed below (except as marked to the contrary)

                        [_] FOR      [_] VOTE WITHHELD

  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THAT NOMINEE'S NAME BELOW.

          JOHN R. McKEAN                      ROGER K. EASLEY

  II. Approval and adoption of the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors.

                  [_] FOR       [_] AGAINST      [_] ABSTAIN

  III. Approval and adoption of the Outside Directors' Retirement Plan.

                  [_] FOR       [_] AGAINST      [_] ABSTAIN

  IV. Approval and adoption of an amendment to the 1995 Stock Option and Incentive Plan.

                  [_] FOR       [_] AGAINST      [_] ABSTAIN

  V. Approval and adoption of an amendment to the 1989 Non-Employee Director Stock Option Plan.

                  [_] FOR       [_] AGAINST      [_] ABSTAIN

  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.
                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS
                AND THE ELECTION OF THE NOMINEES LISTED ABOVE.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

  The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                       Dated: __________________________ , 1996


                                       _________________________________________
                                               SIGNATURE OF STOCKHOLDER

                                       _________________________________________
                                               SIGNATURE OF STOCKHOLDER

                                       Please sign exactly as your name(s) ap-
                                       pear(s) to the left. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title. If shares are held jointly,
                                       each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                                                                   APPENDIX

[LETTERHEAD OF BAY VIEW FEDERAL BANK]










                      OUTSIDE DIRECTORS' RETIREMENT PLAN










                                                                   February 1992

Article I -- Name, Purpose, and Effective Date
- ----------------------------------------------

     1.1 The Plan set forth in this document is designated as the BAY VIEW FEDERAL BANK OUTSIDE DIRECTORS' RETIREMENT PLAN.

     1.2 The Plan was created and will be maintained to provide retirement income and pre-retirement death benefits to outside Directors serving on the Board.

     1.3 The Plan is a non-qualified defined benefit retirement plan, not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

     1.4 The effective date of the Plan is February 27, 1987. The fiscal year of the Plan is January 1 through December 31.

Article II -- Definitions
- -------------------------

     2.1 "Advisory Board" means the body established by the Board as a vehicle for recruiting, preparing and screening potential new Directors. Such Advisory Board ceased to exist in 1983.

     2.2 "Bank" means Bay View Federal Bank, A Federal Savings Bank and its successor, if any.

     2.3  "Board" means the Board of Directors of the Bank.

     2.4  "Board Committee" means a formal committee of the Board.

     2.5 "Director" means an outside, non-employee Director serving on the Board.

     2.6  "Effective Date" of the Plan means February 27, 1987.

     2.7  "Normal Form of Payment" means monthly payments for the Payment
Period.

     2.8 "Pay" means the Retainer in effect at the time the Director becomes a Retiree.

     2.9 "Payment Period" means the period during which the Retiree is entitled to receive benefits under the Plan. If the Retiree should die within the Payment Period, payments will continue to the named beneficiary(ies) or to the Retiree's estate. However, such payments shall not continue beyond the original Payment Period.

     2.10 "Payment Period Limit" means the maximum number of years in which the Director is entitled to receive benefits, based on the Director's completed Years of Service.

     2.11 "Plan" means the Outside Directors' Retirement Plan as described in this document.

     2.12 "Retainer" means the annual base amount paid to Directors as a fixed amount, exclusive of meeting fees, consulting fees, provision for Directors' benefits, and any special director compensation. The annual base amount shall be the amount that is in effect at the time the Director becomes a Retiree. The Retainer shall also include the annual fixed amount payable to the Director for his/her position as Chairperson of the Board or a Board Committee (if applicable). The entitlement to a chair fee shall be accorded any director who serves at least three years as the chair of one or more committees of the Board or the Board itself, the chair fee set at the highest level earned by the director while acting in such capacity.

     2.13 "Retiree" means a former Director entitled to benefits under the Plan.

     2.14 "Vesting Schedule" means the applicable percentage of the full retirement benefit based on years of service.

     2.15 "Year of Service" means twelve consecutive months of service as a Director. It also includes service on the Advisory Board.

Article III -- Eligibility
- --------------------------

     3.1 All non-employee Directors are eligible to participate as of the Effective Date. Directors appointed to the Board following the Effective Date of the Plan will be eligible commencing with the effective date of their appointment.


Article IV -- Retirement Benefit and Vesting Schedule
- -----------------------------------------------------

     4.1 Directors will be entitled to benefit payments under the Plan following completion of three (3) Years of Service, and upon the later of:

          .  attainment of age 65, or

          .  termination of service as a director

The Board in its sole discretion may elect to commence benefit payments on an earlier date depending on the facts and circumstances at the time of resignation or early retirement, but in no event prior to attainment of age 50.

     4.2 The annual Retirement Benefit payable to a Retiree will be equal to the Retainer in effect at the time of retirement, and will be subject to the Vesting Schedule Applicable Percentage, specified in the following table, multiplied by the Retainer.

           Completed                         Vesting Schedule
       Years of Service                    Applicable Percentage
       ----------------                    ---------------------
       Under three (3)                               0%
       Three (3) but less than Five (5)             50%
       Five (5) but less than Ten (10)             100%
       Ten (10) and Over                           100%

     4.3 The annual Retirement Benefit will be paid to the Retiree or the designated beneficiary(ies) for the applicable Payment Period, according to the following table:

           Completed
       Years of Service                    Payment Period Limit
       ----------------                    --------------------
       Under three (3)                               0 Years
       Three (3) but less than Five (5)              5
       Five (5) but less than Ten (10)              10
       Ten (10) and Over                            15 if on Board at
                                                       age 65 or over.
                                                       (10 years if
                                                       not age 65)

Article V -- Form of Payment
- ----------------------------

     5.1 The annual Retirement Benefit will be paid in monthly payments which is the Normal Form of Payment. However, the Board may, at its sole discretion, pay the actuarial equivalent of the Retirement Benefit in the form of a lump sum payment. Such decision shall not be at the election of the Retiree, but rather by the Board, based on the facts and circumstances that exist at the time of the Director's retirement or termination from the Board. If the decision to effect a lump sum payment is made, the Board shall also determine the timing of such payment.

     5.2 For purposes of calculating the lump sum, the interest rate assumption used in determining the present value equivalent of the Retirement Benefit shall be the average of the Eleventh District Cost of Funds Index for the most current calendar quarter.

Article VI -- Beneficiary Designation
- -------------------------------------

     6.1 Each Director shall designate one or more beneficiaries to receive benefits under the Plan in the event of the director's death. Such a designation may be changed at any time. Absent a valid designation, or if no designated beneficiary survives the Director, benefits under the Plan shall be distributed in the following order or priority: spouse, issue (e.g., children) by right of representation, parents, or the estate of the Director.

     6.2 Whenever the rights of Directors are stated or limited herein, such provisions shall also apply to their beneficiaries.

Article VII -- Death/Disability Benefits
- ----------------------------------------

     7.1 The designated beneficiary(ies) of a Director who dies while on the Board, or of a former Director who dies prior to becoming a Retiree under the plan, will be entitled to monthly payments equal to one-twelfth of the annual Retirement Benefit that the Director would have received had he/she retired on the date of death. Such payments shall commence as soon as practical following the death of the Direcitor, and will be paid for the full Payment Period.

     7.2 If a Director should die while a Retiree, the designated beneficiary(ies) will be entitled to receive monthly payments for the remaining Period of the original Payment Period.

     7.3 There is no payment provision for disability benefits if the Director should become totally and permanently disabled. In that event, the Director would be obliged to retire or terminate his/her service.

Article VIII -- Source of Benefits and Funding
- ----------------------------------------------

     8.1 The benefits earned and payable under the Plan are a direct obligation of the Bank and will be reflected as a financial statement accrued liability. This liability will be determined in accordance with accepted actuarial assumptions. No specific assets will be set aside for the designated purpose of satisfying the Bank's obligation under the terms of the Plan.

Article IX -- Effect of Merger/Change in Control
- ------------------------------------------------

     9.1 If, at any time prior to retirement of a Director, there is a merger, consolidation or combination of the Bank with or into another financial institution (other than a merger, consolidation, or combination in which the Bank is the continuing financial institution and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), or if there is a change in control of the Bank, or of any company holding more than 50 percent of the outstanding Common Stock of the Bank, the Director's vesting schedule shall be accelerated to the next highest benefit level, and the annual Retirement Benefit will be equal to the amount the Director would have received had he/she retired on the effective date of the merger or change in control, and the Payment Period shall commence as of the date of the merger or change in control, notwithstanding the provisions of

Section 4.1. Notwithstanding the foregoing, in no event shall the annual Retirement Benefit to be paid to a Director under this Section 9.1 exceed two hundred ninety-nine percent (299%) of the Director's "base" amount of compensation, as defined in Section 280G(b) (3) of the Internal Revenue Code of 1986, as amended.

     9.2 The term "control" shall refer to the acquisition of 25 percent or more of the voting securities of the Bank or Holding Company by any person, or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, or to such acquisition of a percentage between 10 percent and 25 percent if the Board of Directors of the Bank, the Holding Company or the Office of Thrift Supervision has made a determination that such acquisition constitutes or will constitute control of the Bank or the Holding Company. The term "person" refers to an individual, corporation, company or other entity.

     9.3 Under the conditions of this Article, the following payment options will be available to the Director:

     a) Normal Form of Payment--monthly payments of the annual etirement Benefit due.

     b)  Lump Sum Payment as described under Article 5.1.

     c)  Deferral of Retirement Benefit until age 65.

Article X -- Directors' Rights
- ------------------------------

     10.1 The Directors of the Bank shall have the right to receive benefits earned and payable under the terms of the Plan. However, the Directors have no rights beyond those of a general creditor to receive payment in respect to the Bank's obligation as outlined herein.

Article XI -- Amendment and Termination
- ---------------------------------------

     11.1 The Board reserves the right to amend or terminate the Plan at any time it is considered desirable or necessary, by a majority vote of the Directors. The termination, amendment, or modification of the Plan shall in no way reduce or eliminate any participant's retirement benefit that vested prior to such termination, amendment, or modification.

IN WITNESS WHEREOF, the parties have executed this Plan Document on the 22nd day
                                                                        ----
of September, 1987.
   ---------    --


                                   BAY VIEW FEDERAL BANK, a Federal Savings Bank



                                  By /s/ Robert E. Barnes
                                     -------------------------------------------
                                     Robert E. Barnes
                                     President and Chief Executive Officer


                                  By /s/ Bruno A. Malucchi
                                     -------------------------------------------
                                     Bruno A. Malucchi
                                     Chairman of the Board

                    AMENDMENT TO THE BAY VIEW FEDERAL BANK
                      OUTSIDE DIRECTORS' RETIREMENT PLAN


                                   ARTICLE I
                          PURPOSES AND EFFECTIVE DATE

        1.1 Purposes. The purposes of this Amendment to the Bay View Federal
            --------
Bank Outside Directors' Retirement Plan (the "Amendment") are (a) to eliminate any future economic obligation of Bay View Federal Bank (the "Bank") and Bay View Capital Corporation (the "Company") under the Bank's Outside Directors Retirement Plan (the "Plan" ) other than obligations accruing through the Effective Date (as hereinafter defined), (b) to freeze the vested accrued benefits of Participants in the Plan as of the Effective Date, (c) to provide for distribution to current Retirees and other former outside directors of the Bank of their vested accrued benefits under the Plan as of the Effective Date in accordance with the existing terms and provisions of the Plan, and (d) to provide for the transfer by the Bank to the Grantor Trust on the Effective Date of cash in an amount equal to the present value of the vested accrued benefits of the current outside directors of the Bank under the Plan as of the Effective Date with (i) the rights of such persons and their beneficiaries to benefits under the Plan being determined under the Grantor Trust and (ii) the entitlements of such persons being limited to their respective portion of the funds transferred by the Bank to the Grantor Trust and the earnings, losses and value adjustments resulting from the investment or reinvestment of such funds from time to time by the Grantor Trust Trustee subject to the rights of creditors of the Bank as provided in the Grantor Trust.

        1.2 Effective Date. The Effective Date of this Amendment (the "Effective
            --------------
Date") is the date this Amendment is approved by the shareholders of the Company. This Amendment has been approved by the Boards of Directors of the Company and the Bank by action taken by them on March 28, 1996, subject to approval of this Amendment by the shareholders of the Company. If this Amendment is not passed by the affirmative vote of a majority of the issued and outstanding common stock of the Company present, or represented, and entitled to vote on this Amendment at a meeting of shareholders of the Company at which a quorum is present, then this Amendment shall have no force or effect and the Plan will be operated and administered in this existing form without respect or regard to this Amendment.

                                  ARTICLE II
                             CERTAIN DEFINED TERMS

 The following terms shall be added to the definitions contained in the Plan:

        2.1 "Change in Control" means (a) a merger, consolidation or combination of the Company or the Bank with or into another entity (other than a transaction in which the Company and the Bank are continuing entities with the shares of the common stock of the Company outstanding immediately prior to the transaction representing at least 51% of the outstanding common stock of the Company immediately after the completion of the transaction) unless a majority of the members of the Board of Directors of the Company immediately prior to such transaction constitute a majority of the Board of Directors of the surviving entity and resulting bank immediately after the transaction or (b) a change in the individuals who constitute a majority of the Board of Directors, occurring after any person, or group of persons acting in concert, acquires more than 10% of the outstanding shares of the common stock of the Company.

      2.2 "Grantor Trust" means that certain Trust Agreement for the Bay View Federal Bank Outside Directors' Retirement Plan to be entered into between the Bank and the Grantor Trust Trustee in substantially the form attached hereto as
Exhibit I and incorporated herein by reference.

      2.3 "Grantor Trustee" means First Bankers Trust Co., N.A. or such other independent third party trustee selected by the Bank, its successors in interest.

      2.4 "Participant" means each person who has a vested accrued benefit under the Plan as of the Effective Date.

      2.5 "Successor Corporation" means any entity that is the successor to all or substantially all of the assets of the Company or the Bank; provided however, if such entity is an affiliate of an ultimate parent entity, then the ultimate parent entity shall, for all purposes hereof, be the Successor Corporation.

      2.6 "Termination of Service" means termination, for any reason, of the service of a Participant (but only those persons who are current outside directors of the Bank as of the Effective Date) as a director of the Bank. Provided however, if such Participant is also a director of the Company, then a Termination of Service shall not occur until such Participant is no longer a director of both the Bank and the Company (including any Successor Corporation).

                             ARTICLE III
                    FREEZE OF AND ENTITLEMENTS TO BENEFITS


      3.1    Retirees. A Participant who is either a Retiree or is not a current
             --------
 outside director of the Bank, in either case as of the Effective Date, shall receive his vested accrued benefit in accordance with the existing provisions of the Plan without regard to this Amendment.

      3.2    Current Outside Directors. The present value of the vested accrued
             -------------------------
benefit of each current outside director of the Bank as of the Effective Date will be fixed at the Effective Date and a corresponding cash amount will be tendered by the Bank to the Grantor Trustee on the Effective Date for the benefit of such person (or his or her beneficiaries) and such funds will be invested and reinvested by the Grantor Trust Trustee for the benefit of such person (or his or her beneficiaries) subject to the rights of creditors of the Bank as set forth in the Grantor Trust. Upon a Termination of Service, distribution of benefits will be a made to a Participant who is a current outside director of the Bank as of the Effective Date in ten (10) installments, with the first installment being made within thirty (30) days after Termination of Service and each subsequent distribution being made annually thereafter, in each case subject to the rights of creditors of the Bank prior to the making of a distribution, all as more particularly set forth in the Grantor Trust. Immediately following a Change in Control or as soon as practicable thereafter, the Grantor Trust Trustee shall liquidate any investments of the Grantor Trust in common stock of the Company or securities of any Successor Corporation and invest the proceeds therefrom in permitted investments as described in the Grantor Trust.


                                  ARTICLE IV
                              GENERAL PROVISIONS

     4.1  Revocation of Grantor Trust.  Prior to the occurrence of a Change in
          ---------------------------
Control, the Board of Directors of the Bank may revoke the Grantor Trust and require the Grantor Trust Trustee to return to the Bank all assets held by the Grantor Trust. If such right is exercised, the Bank shall be bound by the terms and provisions of the Grantor Trust that relate to investment and reinvestment of funds and the rights and entitlements of Participants therein and thereunder as if such terms and provisions were a part of the Plan as amended by this Amendment.

     4.2 Lump-Sum Cash Distribution. The Board of Directors of the Bank may,
         --------------------------
by affirmative action taken by it prior to a Change in Control, impose a single lump-sum cash distribution of benefits or remaining benefits (previously undistributed amounts) immediately following a Change in Control or as soon as practicable thereafter to those Participants who (a) are current outside directors of the Bank as of the Effective Date and (b) experience a Termination of Service prior to or in connection with a Change in Control. The Grantor Trust Trust shall be bound by any such action taken by the Board of Directors of the Bank . Notwithstanding the foregoing, the Board of Directors of the Bank shall not impose a single lump-sum distribution to a Participant if, as a result thereof, the Bank or a Successor Corporation would be subject to a loss or restriction on tax deductibility by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or the Participant would be subject to a penalty tax under Section 4999 of the Code.

     4.3  No Right to Continue as a Director.  Nothing contained in this
          ----------------------------------
Amendment shall be deemed to confer upon any Participant any right to continue to serve as a director of the Bank or the Company.

     4.4  Limitation on Rights Conferred.  No Participant shall have rights
          ------------------------------
beyond those of a general creditor of the Bank to receive payment of benefits under the Plan or the Grantor Trust.

     4.5  Limitation on Changes.  No changes, amendments or modifications may be
          ---------------------
made to the Plan after the occurrence of a Change in Control.

      4.6 Specific Deletion of Plan Provisions. Articles VII and IX of the
          ------------------------------------
existing Plan are hereby deleted.

      4.7 Inconsistencies. The provisions of this Amendment are intended to
          ---------------
supersede and replace any inconsistent or contrary provisions contained in the Plan as written prior to this Amendment. In all cases of conflict between the provisions of the Plan as in existence prior to this Amendment and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall be controlling.

     4.8 Governing Law. The validity, construction and effect of this Amendment
         -------------
and all rights hereunder will be determined in accordance with the laws of the State of Delaware.

     4.9 Binding Effect. This Amendment shall be binding upon the Company, the
         --------------
Bank and each Successor Corporation. This Amendment shall inure to the benefit of the Participants and their respective beneficiaries.

     4.10 Headings. The headings of sections and subsections herein are included
          --------
solely for convenience of reference and shall not affect the meaning of any of the provisions of this Amendment or the Plan.

This Amendment has been executed by the President and Secretary of the Company and the Bank as of this 28th day of March, 1996, as the act and deed of such corporate entities.

                                          BAY VIEW CAPITAL CORPORATION

ATTEST:
- ------
                                          By /s/ Edward H. Sondker
                                             ---------------------------

/s/ Robert J. Flax
- --------------------------
Secretary

                                          BAY VIEW FEDERAL BANK
                                          A FEDERAL SAVINGS BANK


ATTEST:
- ------

                                          By /s/ Edward H. Sondker
                                             ---------------------------

/s/ Robert J. Flax
- --------------------------
Secretary

                          BAY VIEW CAPITAL CORPORATION


                      1995 STOCK OPTION AND INCENTIVE PLAN


      1.  Plan Purpose.  The purpose of the Plan is to promote the long-term
          ------------
interests of the Corporation and its stockholders by providing a means for attracting and retaining officers and employees of the Corporation and its Affiliates. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:
          -----------

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section 425(e) and (f), respectively, of the Code.

     "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Continuous Service" -- shall mean the absence of any interruption or termination of service as an officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor.

     "Corporation" -- means Bay View Capital Corporation, a Delaware Corporation and any successor thereto.

     "Disinterested Person" -- means any member of the Board of Directors of the Corporation who (i) is an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) a director who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (A) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (B) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2)(i) of Rule 16b-3; or, (C) arise from an election by a director to receive all or part of his Board fees in securities.

     "Early Retirement" -- means retirement from employment with the Corporation prior to the Participant either (i) having reached the age of 55 or (ii) having maintained Continuous Service for at least three years.

     "Employee" -- means any person, including an officer, who is employed by the Corporation or any Affiliate.

     "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" -- means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

     "Limited Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

     "Normal Retirement" -- means retirement from employment with the Corporation after the Participant has (i) reached the age of 55 and (ii) maintained Continuous Service for at least three years.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Participant" -- means any officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" -- means the 1995 Stock Option and Incentive Plan of the
Corporation.

     "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Reload Option" -- means an Option to purchase Shares that is granted pursuant to Section 6 hereof and is subject to the limitations and restrictions of Section 7(g) hereof.

     "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" -- means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 11 hereof, so long as such restrictions are in effect.

     "Right" -- means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Senior Officer" -- means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

     "Shares" -- means the shares of common stock of the Corporation.

     "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     "Ten Percent Beneficial Owner" -- means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3.  Administration.  The Plan shall be administered by a Committee
          --------------
consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4.  Participation.  The Committee may select from time to time
          -------------
Participants in the Plan from those officers and employees of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5.  Shares Subject to Plan.  Subject to adjustment by the operation of
          ----------------------
Section 12 hereof, the maximum number of shares with respect to which Awards may be made under the Plan is 250,000 shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

      6.  General Terms and Conditions of Options and Rights.  The Committee
          --------------------------------------------------
shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing, no individual shall be granted awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

      7.  Exercise of Options or Rights.
          -----------------------------

     (a) An Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant, and except as provided in paragraphs (c), (d), (e) and (f) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

     (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) in the case of an Option with respect to which Reload Options are authorized pursuant to Section 7(f) hereof (or, in the case of any other Option, if permitted by the Committee), by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

     (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and Early Retirement, but excluding Normal Retirement, death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

     (d) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service due to Normal Retirement, such Participant may, but only within the period of two years immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right.

     (e) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month or two year periods referred to in paragraphs (c) and (d), respectively, of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of two years succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     (f) Notwithstanding the provisions of subparagraphs (c) through (e) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     (g) Concurrently with the grant of any Option (an "Underlying Option"), the Committee may authorize Reload Options permitting the grantee of the Underlying Option to purchase for cash, Shares or a combination thereof an aggregate number of Shares not greater than the sum of (i) the number of Mature Shares (as defined hereinbelow) used in exercises of the Underlying Option and (ii) to the extent authorized by the Committee, the number of Mature Shares used to satisfy any tax withholding requirement incident to exercises of the Underlying Option. The grant of each Reload Option so authorized by the Committee shall become effective upon the exercise(a "Stock Exercise") of all or part of the Underlying Option through the use of Shares held by the optionee for at least 12 months prior to such exercise ("Mature Shares"), provided, however, that no Reload Option shall first become effective after the optionee has ceased to maintain Continuous Service. Reload Options may be authorized with respect to Options that are themselves granted as Reload Options. Upon each Stock Exercise of an Underlying Option, the Exercise Price of the resulting Reload Option, the number of Shares covered thereby, and, in the discretion of the Committee and subject to the limitations and restrictions of Section 8 hereof, the determination that the Reload Option is intended to qualify as an Incentive Stock Option, shall be evidenced through an amendment to the agreement or other instrument evidencing the Underlying Option. The Exercise Price of a Reload Option shall be the Market Value per Share on the date the grant of the Reload Option becomes effective. Each Reload Option shall become fully exercisable six months from its effective date. The term of each Reload Option shall be equal to the remaining term of the Underlying Option.

      8.  Incentive Stock Options.  Any provision of the Plan to the contrary
          -----------------------
notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110% of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9.  Stock Appreciation Rights.  A Stock Appreciation Right shall, upon its
          -------------------------
exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of its grant.

     10.  Limited Stock Appreciation Rights.  At the time of grant of an Option
          ---------------------------------
or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date, provided, however, that no Limited Stock Appreciation Right shall be exercisable by a director or officer of the Corporation within six months of the date of its grant.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such

Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of shares which, together with all other shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (i) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (ii) the valuation placed on such securities or property by the Committee.

     11.  Terms and Conditions of Restricted Stock.  The Committee shall have
          ----------------------------------------
full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11.

     (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 11 and
Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or Normal or Early Retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this
Section 11, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Normal or Early Retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

     (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1995 Stock Option and Incentive Plan of Bay View Capital Corporation and an Agreement entered into between the registered owner and Bay View Capital Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of Bay View Capital Corporation, 2121 South El Camino Real, San Mateo, California 94403."

     (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

     (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or a specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 11 or (ii) the forfeiture of such shares under paragraph (b) of this Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

     (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12.  Adjustments Upon Changes in Capitalization.  In the event of any
          ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan and shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13.  Effect of Merger on Options or Rights.  In the case of any merger,
          -------------------------------------
consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have, in addition to the rights of exercise pursuant to Section 7 hereof, the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     14.  Effect of Change in Control.  Each of the events specified in the
          ---------------------------
following clauses (i) through (iii) of this Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 11 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a director or officer of the Corporation within six months of the date of grant of such Option or Stock Appreciation Right and no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

     15.  Assignments and Transfers.  No Award nor any right or interest of a
          -------------------------
Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution, or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     16.  Employee Rights Under the Plan.  No officer or employee shall have a
          ------------------------------
right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     17.  Delivery and Registration of Stock.  The Corporation's obligation to
          ----------------------------------
deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     18.  Withholding Tax.  Upon the termination of the Restricted Period with
          ---------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

     19.  Amendment or Termination.  The Board of Directors of the Corporation
          ------------------------
may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     20.  Effective Date and Term of Plan.  The Plan shall become effective upon
          -------------------------------
its adoption by the Board of Directors of the Corporation, subject to the approval of the Plan by the shareholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

                          BAY VIEW CAPITAL CORPORATION

                     AMENDED AND RESTATED 1989 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN


      1.  Purpose.  This 1989 Non-Employee Director Stock Option Plan (the
          -------
"Plan") is intended to promote the interests of Bay View Capital Corporation (the "Company") by providing an inducement to attract and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and by demonstrating the Company's appreciation for their service upon the Company's Board of Directors.

      2.  Options to be Granted.  Under the Plan, options are granted that give
          ---------------------
an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The option price is determined in each instance in accordance with the terms of this Plan.

      3.  Available Shares.  The total number of shares of Common Stock for
          ----------------
which options may be granted shall not exceed 275,000 shares, subject to adjustment in accordance with Section 13 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the option pool and again become available for grant under the Plan.

      4.  Administration.  The Plan shall be administered by the Compensation
          --------------
and Benefits Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan and
Section 16 hereof in particular, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

      5.  Option Agreement.  Each option granted under the provisions of this
          ----------------
Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The Option Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

      6.  Eligibility and Limitations.  Options may be granted pursuant to the
          ---------------------------
Plan only to members of the Board of Directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("non-employee directors").

      7.  Exercise Price.  The exercise price for the purchase of stock covered
          --------------
by an option granted pursuant to the Plan shall be 100% of the fair market of such shares on the day the option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section 13 hereof. For purposes of the Plan, the fair market value of a share of Common Stock means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a share of the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if the shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a share on such date on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

      8.  Automatic Grant of Options.  As of January 31 of each year, commencing
          --------------------------
with January 31, 1989, each non-employee director shall be automatically granted without further action by the Board or the Committee an option to purchase 5,000 shares of Common Stock. Each person who is neither an employee nor an officer of the Company or any of its subsidiaries as of January 31, 1989 and who is thereafter appointed (or elected) to the Board of Directors after January 31, 1989 shall be automatically granted, on the date of the first such appointment (or election) and without further action by the Board of Directors or the Committee, an option to purchase 10,000 shares of Common Stock. If on any date for the grant of options pursuant to the Plan the aggregate number of shares then remaining available for options under the Plan is less than the number of option shares which the Plan provides shall be granted on such date, options shall be granted on the following basis: first, ratably (to the nearest whole share) to any persons entitled to receive on such date a grant pursuant to the first sentence of this Section 8, up to a maximum grant of 3,000 option shares per optionee; and second, ratably (to the nearest whole share) to any persons entitled to receive on such date a grant pursuant to the second sentence of this
Section 8, up to a maximum grant of 10,000 option shares per optionee. Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all options hereunder is in all respects subject to, and the Plan and options granted under it shall be of no force and effect unless and until, and no option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the Company's stockholders.

      9.  Period of Options.  The options granted hereunder shall expire on a
          -----------------
date which is ten years after the date of grant of the options. The Plan shall terminate when all options granted hereunder have expired or terminated.

     10.  Exercise of Options.  Subject to the terms and conditions of the Plan
          -------------------
and the Option Agreement, each option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Secretary of Bay View Capital Corporation, 2121 South El Camino Real, San Mateo, California 94403, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option, valued at fair market value determined in accordance with the provisions of Section 7 hereof. Upon notification from the Company, the Transfer Agent shall, on behalf of the Company, prepare a certificate or certificates representing the shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except through the due exercise of the option.

     11.  Vesting of Shares and Non-Transferability of Options.
          ----------------------------------------------------

     (a) Vesting.  Each option granted under the Plan shall vest in the
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optionee, and thus become exercisable, six months from the date it was granted.

     If either of the following events shall occur, all options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of 60 days following such date, after which they shall revert to being exercisable in accordance with their terms (provided that no option which has previously been exercised or has expired or otherwise terminated shall become exercisable):

      (i) a tender offer or exchange offer for shares of Common Stock (other than such an offer by the Company) is commenced, or

     (ii) the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned company or for a sale or disposition of all or substantially all the assets of the Company, unless prior to such stockholder approval a resolution specifically approving such agreement shall have been adopted by at least a majority of the Board of Directors of the Company.

     (b) Legend on Certificates.  The certificates representing such shares
         ----------------------
shall carry such appropriate legends, and such written instructions shall be given to the Company's Transfer Agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (c) Non-Transferability.  Any option granted pursuant to the Plan shall not
         -------------------
be assignable or transferable other than by will or the laws of descent and distribution or, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, and shall be exercisable during the optionee's lifetime only by him or her.

     12.  Termination of Options.
          ----------------------

     (a) In the event an optionee ceases to be a member of the Board of Directors of the Company for any reason other than death, any then unexercised options granted to such optionee shall, to the extent not then exercisable, immediately terminate and become void. Any options which are exercisable, but have not been exercised, at the time the optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the optionee within the period of three months following the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option. Notwithstanding the foregoing, in the event an optionee ceases to be a member of the Board of Directors of the Company because the optionee retires from the Board after having reached the age of 55 and after having served on the Board for at least three years, any options which are exercisable, but have not been exercised, at the time such an optionee so ceases to be a member of the Board of Directors, may be exercised, to the extent they are then exercisable, by the optionee within a period of two years following the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

     (b) In the event of the death of an optionee while a member of the Board of Directors of the Company or during the three-month or two-year periods referred to in Section 12(a) hereof, any option granted to such optionee may be exercised (by the optionee's personal representative, heir or legatee), to the extent of the number of shares with respect to which the optionee could have exercised it on the date of such death, during the period ending two years after the date of such death, but in no event later than the expiration date of the option. Following the death of any person to whom an option was granted under the Plan, the Committee may, as an alternative means of settlement of such option, elect to pay to the person to whom such option is transferred by will or by the laws of descent and distribution or, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the fair market value per share on the date of exercise of such option shall exceed the exercise price of such option, multiplied by the number of shares with respect to which such option is properly exercised. Any such settlement of an option shall be considered an exercise of such option for all purposes of the Plan.

     13.  Adjustments Upon Changes in Capitalization and Other Matters.  In the
          ------------------------------------------------------------
event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the exercise price per share.

     If an option hereunder shall be assumed, or a new option substituted therefor, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation, or a parent corporation thereof, shall be considered for purposes of the Plan to be membership on the Board of Directors of the Company.

     14.  Delivery and Registration of Stock.  The Company's obligation to
          ----------------------------------
deliver shares of Common Stock upon exercise of an option shall, if the Committee so requests, be conditioned upon the receipt of a representative as to the investment intention of the optionee to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which shares may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"). Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     15.  Withholding Tax.  Where an optionee or other person is entitled to
          ---------------
receive shares pursuant to the exercise of an option pursuant to the Plan, the Company shall have the right to require the optionee or such other person to pay to the Company the amount of any taxes which the Company is required to withhold with respect to such shares.

     16.  Effectiveness.  The effectiveness of this Plan and of the grant of all
          -------------
options hereunder is in all respects subject to approval by the Company's stockholders, all as more fully set forth in the last sentence of Section 8 hereof.

     17.  Termination and Amendment of Plan.  The Board of Directors of the
          ---------------------------------
Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the benefits accruing to particpants under the plan; (ii) materially increase the number of securities which may be issued under the plan; or (iii) materially modify the requirements as to eligibility for participation in the plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

                          BAY VIEW CAPITAL CORPORATION
                 BAY VIEW FEDERAL BANK, A FEDERAL SAVINGS BANK


                             STOCK IN LIEU OF CASH
                  COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                                   ARTICLE I
                          PURPOSES AND EFFECTIVE DATE

     1.1 Purposes. The purposes of the Plan (the "Plan") are to promote the success of Bay View Capital Corporation and Bay View Federal Bank, A Federal Savings Bank (the "Bank"), by encouraging Directors to increase their ownership of Company stock and thereby align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest levels of Director performance by providing Directors with an enhanced interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain Directors of outstanding competence. The Plan is designed to accomplish these purposes by providing that a portion or all of Directors' compensation shall be deferred and paid in the form of Company stock.

     1.2 Effective Date. The effective date of the Plan (the "Effective Date") is February 12, 1996 (60 days after the date of its adoption by the Board and by the Board of Directors of the Bank), subject to approval of the shareholders of the Company (if and to the extent such shareholder approval is necessary or required for purposes of Rule 16b-3 or any other applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted) by the affirmative vote of a majority of Shares present, or represented, and entitled to vote on the subject matter, at the 1996 Annual Meeting of Shareholders of the Company at which a quorum is present.


                                   ARTICLE II
                              CERTAIN DEFINITIONS

     The following terms shall be defined as set forth below:

     2.1 "Board" means the Board of Directors of the Bank or any successor thereto; provided that if the Company and the Bank revise their directors' fee policy, so as to pay directors' fees at the Company level rather than at the Bank level, "Board" shall upon the effectiveness of such revised policy mean the Board of Directors of the Company.

     2.2 "Committee" has the meaning set forth in Section 4.1.

     2.3 "Company" means Bay View Capital Corporation, a Delaware corporation, or any successor thereto.

     2.4 "Director" means any member of the Board.

     2.5 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     2.6 "Fair Market Value" means the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the average so computed on the nearest day before or the nearest day after the relevant date, as reported in The Wall Street Journal or a similar source selected by the Committee.

     2.7 "Fees" means all or part of any retainer and/or fees (including all amounts payable with respect to service on a committee of the Board, or as chairman of the Board or a committee thereof, or for attendance at Board or committee meetings) payable to a non-employee Director in his or her capacity as a Director.

     2.8 "Participant" means a Director who is eligible pursuant to Article V.

     2.9 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of the Company.

     2.10 "Shares" means shares of the common stock of Bay View Capital Corporation, par value $0.01 per share, or of any successor corporation or other legal entity adopting the Plan.

     2.11 "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of the Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

     2.12 "Stock Unit Account" means the bookkeeping account established pursuant to Section 6.4.

     2.13 "Termination of Service" means termination, for any reason, of service as a Director.


                                  ARTICLE III
                        SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under the Plan shall not exceed 200,000. Such Shares may include authorized but unissued Shares or Treasury Shares.


                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 The Plan shall be administered by the Board's Compensation and Benefits Committee or such other committee or individual as may be designated by the Board (the "Committee"). Notwithstanding the foregoing, no Director who is a Participant under the Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

     4.2 It shall be the duty of the Committee to administer the Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

     4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Plan, subject to the limitations in Section 4.1 and other explicit provisions of the Plan. No member of the Committee shall be liable for any act or omission by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

                                   ARTICLE V
                                  ELIGIBILITY

     5.1 Each Director who is not an employee of the Company, the Bank or any of their respective subsidiaries shall be eligible to defer Fees under Article VI of the Plan.

     5.2 If such Director subsequently becomes an employee of the Company, the Bank or any of their respective subsidiaries, but does not incur a Termination of Service, such Director shall (a) continue as a Participant with respect to Fees previously deferred and (b) cease eligibility with respect to all future Fees, if any, earned while such an employee.


                                   ARTICLE VI
                 DEFERRED STOCK UNITS IN LIEU OF CASH PAYMENTS

     6.1 General Rule. Pursuant to the Plan, 20% of each Participant's Fees otherwise payable on or after the Effective Date shall be deferred in the form of Stock Units in accordance with this Article VI. Alternatively, deferrals of 50% of Fees automatically may be required pursuant to Section 6.6 and deferrals of up to 100% of Fees voluntarily may be elected pursuant to Section 6.2.

     6.2 Timing of Voluntary Election. Each Participant may make an irrevocable written election to defer more than 20% of Fees, otherwise payable on or after the Effective Date, in the form of Stock Units in accordance with this Article
VI. Such election shall be made at least six months prior to the start of the calendar year for which the Fees would otherwise be paid; provided, however, that with respect to (a) any elections made before the Effective Date and (b) any elections made by newly-elected or appointed Directors within 30 days of their initial election or appointment, the following special alternative rule as to the permitted time for making the election also shall be available: the election may be made at least 60 days prior to the date the deferred Fees would otherwise have been payable to the Director. An election by a Participant shall be deemed to be continuing, and therefore applicable to Fees to be paid in future years, unless the Participant revokes or changes such election by filing a new election form by the due date for such form specified in this Section 6.2.

     6.3 Form of Voluntary Election. An election under Section 6.2 shall be made in a manner satisfactory to the Committee. Generally, an election shall be made by completing and filing the specified election form with the Secretary by the applicable date described in Section 6.2. At minimum, the form shall require the Participant to specify the following:

     (a) a percentage (greater than 20% and up to 100%) of the Fees to be deferred under the Plan; and

     (b) the manner of settlement in accordance with Section 7.2.

In the event Directors' Fees are increased or decreased during any calendar year, a Participant's election in effect for such year will apply to the specified percentage of Fees as increased or decreased.

     6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees deferred pursuant to this
Article VI shall be credited to the Participant's Stock Unit Account as of the later of (a) the date the Fees would otherwise have been paid to the Participant (the "Deferral Date") or (b) June 14, 1996 and converted to Stock Units as follows: the number of Stock Units shall equal the amount of deferred Fees divided by the Fair Market Value of a Share on the later of the Deferral Date or June 14, 1996, with fractional units calculated to at least three decimal places. However, notwithstanding the provisions of the preceding sentence regarding the date as of which deferred Fees shall be credited to Stock Unit Accounts, in the case of deferral elections made under the special alternative rule specified in Section 6.2 the deferred Fees shall be credited and converted to Stock Units on the later of (x) the Deferral Date or (y) the date which follows by six months such deferral election.

     6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

     6.6 Automatic 50% Stock Election. Each Participant who (a) does not own beneficially at least 4,000 Shares on June 30, 1996 or on June 30 of any subsequent year and (b) does not have in effect on such date or dates (as the case may be) a 50% or greater deferral election, automatically shall be deemed to have elected to defer 50% of the next succeeding year's Fees in the form of Stock Units in accordance with this Article VI. (For purposes of clause (a) of the preceding sentence, Shares beneficially owned include Stock Units in the Participant's Stock Unit Account but do not include Shares underlying unexercised stock options and Shares as to which the Participant's only interest is as a fiduciary for persons other than members of the Participant's immediate family.)


                                  ARTICLE VII
                           SETTLEMENT OF STOCK UNITS

     7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in this Article VII as soon as administratively feasible following such Participant's Termination of Service.

     7.2 Payment Options. Each Participant's Stock Unit Account shall be settled by delivering to the Participant (or his or her beneficiary) the number of Shares (subject to adjustment in number or kind in accordance with Article X) equal to the number of whole Stock Units then credited to the Participant's Stock Unit Account, in either (a) a lump sum or (b) substantially equal annual installments over a period not to exceed ten years. Voluntary elections filed pursuant to Section 6.3 shall specify the manner of payment upon settlement (i.e., the lump sum or installment payment option). Deferrals pursuant to
Section 6.1 or Section 6.6 shall be deemed to include the specification of the lump sum payment option, unless the installment payment option is specified by the Participant in writing to the Secretary at least six months prior to the start of the year in which such specification is to take effect. The applicable manner of payment upon settlement of the portion of the Stock Unit Account relating to a given year's Fees shall be the manner last specified (or deemed to be specified) with respect to such year prior to such settlement. Cash may be paid in lieu of fractional Shares otherwise payable in any lump sum or installment distribution.

     7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

     7.4 In Kind Dividends. If any "in kind" dividends are credited to the Participant's Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.


                                  ARTICLE VIII

                                 UNFUNDED STATUS

          The interest of each Participant in any Fees deferred under the Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by or on behalf of the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.


                                   ARTICLE IX
                           DESIGNATION OF BENEFICIARY

          Each Participant may designate, on a form provided by or otherwise satisfactory to the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.


                                   ARTICLE X
                             ADJUSTMENT PROVISIONS

          In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee will, in a manner that is proportionate to the effect on the Shares and is otherwise equitable, adjust the number and/or kind of Shares (and/or substitute in place thereof cash or other consideration) to be delivered upon settlement of Stock Unit Accounts under
Article VII.


                                   ARTICLE XI
                           COMPLIANCE WITH RULE 16b-3

          It is the intent of the Company that the Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act ("Rule 16b-3") in connection with the deferral of Fees. Thus, other provisions of the Plan notwithstanding, (a) if any deferral of Fees would occur less than six months after the Participant filed an irrevocable election which would result in such deferral (or pursuant to Section 6.6 was automatically deemed to have made an election which would result in such deferral) and at a time that the Company's employee benefit plans are being operated in conformity with Rule 16b-3 as adopted and in effect, such deferral election may be modified in a manner consistent with the special rule described in Section 6.2 or in any other manner consistent with Rule 16b-3 as then applicable to any transaction by a Participant subject to Section 16 of the Exchange Act, and (b) if any provision hereof would cause any Participant or other Director no longer to be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision will be construed or deemed amended to the extent necessary to conform to such requirements as then applicable with respect to such Participant or other Director.


                                  ARTICLE XII
                               GENERAL PROVISIONS

          12.1 No Right to Continue as a Director. Nothing contained in the Plan shall be deemed to confer upon any Participant any right to continue to serve as a Director.

          12.2 No Shareholder Rights Conferred. Nothing contained in the Plan shall be deemed to confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

          12.3 Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of Rule 16b-3 or any other applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board in its discretion determines to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account; and provided, however, that any "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, if such amendment would cause any Participant or other Director to no longer be deemed a "disinterested person" within the meaning of Rule 16b-3.

          12.4 Consideration. The consideration for Shares issued or delivered in lieu of payment of Fees will be the Director's service during the period to which the Fees paid in the form of Shares related.

          12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, any other federal or state securities or other law or regulation, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other contractual obligation of the Company, until the Company is satisfied that such laws, regulations, requirements and other obligations have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, requirements and other obligations, including any requirement that a legend or legends be placed thereon.

          12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death) or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder; provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

          12.7 Governing Law. The validity, construction, and effect of the Plan and all rights hereunder will be determined in accordance with the laws of the State of Delaware.

          12.8 Plan Termination. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan.

          12.9 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

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